Exhibit 10.1

EXECUTION VERSION

INTEREST EXCHANGE AGREEMENT

This INTEREST EXCHANGE AGREEMENT (this “Agreement”), dated as of November 3, 2021, is entered into by and among Ready Capital Corporation, a Maryland corporation (“Parent”), Sutherland Partnership, LP, a Delaware limited partnership (“Operating Partnership”), MREC Management, LLC, a Delaware limited liability company (the “Manager”), MREC Special Member, LLC, a Delaware limited liability company (“Special Member” and together with the Manager, the “Incentive Parties”), JulJak, LLC, a Delaware limited liability company (“JulJak”), Mosaic Secure Holdings, LLC, a Delaware limited liability company (“MSH”), LA Real Estate Finance, LLC, a California limited liability company (“LAREF”), Mosaic Real Estate Investors, LLC, a Delaware limited liability company (“MREI”) and Mr. Ethan Penner, a resident of the State of California (“Penner”). Parent and the Operating Partnership are sometimes referred to individually in this Agreement as a “Parent Party” or collectively as the “Parent Parties” and the Manager, Special Member, JulJak, MSH, LAREF, MREI and Penner are sometimes referred to individually in this Agreement as a “Manager Party” or collectively as the “Manager Parties.” The Parent Parties and the Manager Parties are sometimes referred to individually in this Agreement as a “Party” or collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Manager serves as the manager of each of Mosaic Real Estate Credit, LLC, a Delaware limited liability company (“MREC”), and Mosaic Real Estate Credit TE, LLC, a Delaware limited liability company (“MREC TE”), and as the general partner of MREC International Incentive Split, LP, a Delaware limited partnership (“MREC IIS” and, together with MREC and MREC TE, the “Mosaic Merger Entities” and each individually a “Mosaic Merger Entity”), and as the managing member of Special Member;

WHEREAS, MREC IIS is a Subsidiary of Mosaic Real Estate Credit Offshore, LP, a Cayman Islands exempt limited partnership (“MREC Offshore” and together with MREC and MREC TE, the “Mosaic Fund Entities”), for which the Manager also serves as general partner;

WHEREAS, Penner is the sole member, manager and owner of LAREF, LAREF is the sole member and owner of MSH, LAREF is the sole member and owner of JulJak, JulJak is the sole member and owner of MREI, and MREI is the sole member and owner of the Manager;

WHEREAS, the Mosaic Fund Entities are governed respectively by: (i) the fifth amended and restated limited liability company agreement of MREC dated as of January 1, 2021 (the “MREC LLC Agreement”); (ii) the fourth amended and restated limited liability company agreement of MREC TE dated as of January 1, 2021 (the “MREC TE LLC Agreement”); and (iii) the fifth amended and restated limited partnership agreement of MREC Offshore dated as of January 1, 2021 (the “MREC Offshore LPA”, together with the MREC LLC Agreement and the MREC TE LLC Agreement, the “Fund Governing Documentation”);

WHEREAS, the business of the Manager and its Affiliates is to provide investment management services to the Mosaic Fund Entities and other investment vehicles and separate accounts and, with respect to the Mosaic Fund Entities and the Subject Companies, to manage and operate their investments in accordance with the terms of the Fund Governing Documentation (the “Manager Business”);

WHEREAS, Special Member is an Incentive Member of each of MREC and MREC TE and an Incentive Partner in MREC Offshore, as such terms are defined in the respective Fund Governing Documentation);

WHEREAS, pursuant to that certain Merger Agreement, dated the date hereof (as the same may be amended or supplemented from time to time, the “Merger Agreement”), by and among Parent, the Operating Partnership, RC Mosaic Sub, LLC, a subsidiary of the Operating Partnership (“Merger Sub”), the Manager, Special Member, the Mosaic Merger Entities, and MREC Offshore, MREC Corp Sub 1 (VO), LLC, MREC Corp Sub 2 (LA Office), LLC, and MREC Corp Sub 3 (Superblock), LLC (together the “Mosaic Offshore Entities” and each individually a “Mosaic Offshore Entity”), it is intended that each of the Mosaic Merger Entities will merge with and into Merger Sub (the “Mergers”);

WHEREAS, the Mosaic Merger Entities collectively own, directly or indirectly, a majority of the equity interests in MREC Shared Holdings General Partnership, a Delaware general partnership (“MREC Shared Holdings”), MREC REIT Holdings, LLC, a Delaware limited liability company (“REIT Holdings”), MREC TE REIT Pref Holdings, LLC, a Delaware limited liability company (“REIT Pref Holdings”), MREC TE Holdings, LLC, a Delaware limited liability company (“TE Holdings”), and MREC International Holdings, LLC, a Delaware limited liability company (“International Holdings”), and MREC Domestic REIT Holdings, LLC, a Delaware limited liability company (“Domestic REIT Holdings,” and with MREC Shared Holdings, REIT Holdings, REIT Pref Holdings, TE Holdings and International Holdings, each individually a “Mosaic Holding Entity” and, collectively, the “Mosaic Holding Entities”), and, directly and through the Mosaic Holding Entities, all of the interests in MREC Good Asset, LLC, a Delaware limited liability company (“MREC Good Asset”), MREC U Asset Pool, LLC, a Delaware limited liability company (“MREC U”), MREC U2 Asset Pool, LLC, a Delaware limited liability company (“MREC U2”), and MREC NU Asset Pool, LLC, a Delaware limited liability company (“MREC NU” and, together with MREC Good Asset, MREC U and MREC U2, collectively, the “Primary Holding Entities” and each individually a “Primary Holding Entity” and, together with the Mosaic Merger Entities, the Mosaic Holding Entities and the respective direct and indirect Subsidiaries of the Primary Holding Entities and the Mosaic Holding Entities, each individually a “Subject Company” and, collectively, the “Subject Companies”); and

WHEREAS, contemporaneously with execution of the Merger Agreement, the Parties are entering into this Agreement, pursuant to which, among other things: (i) the Manager and Special Member will cause the Fund Governing Documentation of MREC Offshore to be amended (such amendment to be effective immediately prior to the MREC IIS Effective Time) to allow distribution of the transaction proceeds to MREC Offshore investors in-kind, (ii) the Manager and Mosaic Special Member will transfer to the Operating Partnership their rights to additional manager compensation, including incentive compensation, on the terms and conditions set forth herein, (iii) the Manager will receive in cash the Manager Closing Payments (as defined herein), (iv) the Manager will use its commercially reasonable efforts to obtain the necessary consents of investors in the Mosaic Fund Entities required to implement the Mergers and the other Transactions contemplated by the Merger Agreement and this Agreement, and (v) the Operating Partnership has agreed, effective as of the MREC Effective Time, to issue the Manager Consideration (as defined herein) to the Manager and to deliver the Manager Closing Payments.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

ARTICLE I

Transactions

Section 1.1           Manager Consideration.

(a)               If the MREC Merger is consummated, the Operating Partnership shall, immediately following the MREC Effective Time, issue to the Manager, in exchange for Manager’s rights to “Incentive Distributions” pursuant to Section 5.1 of MREC’s Fund Governing Documentation (inclusive of any portion thereof to which Special Member may be entitled, but excluding, for the avoidance of doubt, any of Manager’s rights to the MREC Accrued Incentive Fee Amount (as defined herein), the “MREC Profits Interest”), a number of validly issued, fully-paid and nonassessable common operating partnership units of the Operating Partnership (“OP Units”) equal to the quotient obtained by dividing (x) the product of (i) 4%, (ii) the sum of the Mosaic Adjusted Book Value (as determined pursuant to the Merger Agreement) plus or minus the Adjustment Amount, and (iii) 66.173% by (y) the Parent Adjusted Book Value Per Share (as determined pursuant to the Merger Agreement) (the “MREC Exchange Consideration”).

(b)               If the MREC TE Merger is consummated, the Operating Partnership shall, immediately following the MREC TE Effective Time, issue to the Manager, in exchange for Manager’s rights to “Incentive Distributions” pursuant to Section 5.1 of MREC TE’s Fund Governing Documentation (inclusive of any portion thereof to which Special Member may be entitled, but excluding, for the avoidance of doubt, any of Manager’s rights to the MREC TE Accrued Incentive Fee Amount (as defined herein), the “MREC TE Profits Interest”), a number of validly issued, fully-paid and nonassessable OP Units equal to the quotient obtained by dividing (x) the product of (i) 4%, (ii) the sum of the Mosaic Adjusted Book Value (as determined pursuant to the Merger Agreement) plus or minus the Adjustment Amount, and (iii) 30.481% by (y) the Parent Adjusted Book Value Per Share (as determined pursuant to the Merger Agreement) (the “MREC TE Exchange Consideration”).

(c)               If the MREC IIS Merger is consummated, the Operating Partnership shall, immediately following the MREC IIS Effective Time, issue to the Manager, in exchange for Manager’s rights to “Incentive Distributions” pursuant to Section 5.1 of MREC IIS’s Fund Governing Documentation (inclusive of any portion thereof to which Special Member may be entitled, but excluding, for the avoidance of doubt, any of Manager’s rights to the MREC IIS Accrued Incentive Fee Amount (as defined herein), the “MREC IIS Profits Interest”), a number of validly issued, fully-paid and nonassessable OP Units equal to the quotient obtained by dividing (x) the product of (i) 4%, (ii) the sum of the Mosaic Adjusted Book Value (as determined pursuant to the Merger Agreement) plus or minus the Adjustment Amount, and (iii) 3.346% by (y) the Parent Adjusted Book Value Per Share (as determined pursuant to the Merger Agreement) (the “MREC IIS Exchange Consideration”).

(d)               The “Manager Exchange Consideration” shall mean the sum of the MREC Exchange Consideration, the MREC TE Exchange Consideration and the MREC IIS Exchange Consideration, in each case only if the associated Merger is consummated and such amounts are paid (for the avoidance of doubt, it being agreed that, if not all of the Mergers are consummated, the Manager Exchange Consideration shall consist solely of such MREC Exchange Consideration, MREC TE Exchange Consideration and MREC IIS Exchange Consideration as is actually paid). The Parties further agree that the Manager Exchange Consideration shall not include any partial or fractional OP Units and that the aggregate number of OP Units to be issued as Manager Exchange Consideration shall be rounded to the nearest whole unit.

(e)               The Parties intend that, for all federal, state, local, and foreign income tax purposes, (A) the transfer by Manager of the MREC Profits Interest to the Operating Partnership in exchange for the MREC Exchange Consideration, (B) the transfer by Manager of the MREC TE Profits Interest to the Operating Partnership in exchange for the MREC TE Exchange Consideration, and (C) the transfer by Manager of the MREC IIS Profits Interest to the Operating Partnership in exchange for the MREC IIS Exchange Consideration, shall each constitute a contribution of property in exchange for OP Units in the Operating Partnership within the meaning of Section 721 of the Internal Revenue Code of 1986, as amended (the “Intended Tax Treatment”), and in accordance therewith, each of the Parties shall (Y) file all federal, state, local, and foreign tax returns in a manner consistent with the Intended Tax Treatment and (Z) take no position in any tax return or other tax filing, proceeding, audit or otherwise which is inconsistent with the Intended Tax Treatment.

Section 1.2           Manager Closing Payments.

(a)               If the MREC Merger is consummated, and as of the MREC Effective Time there is any amount distributable in respect of the Incentive Parties’ rights to “Incentive Distributions” pursuant to Section 5.1 of MREC’s Fund Governing Documentation, as reflected in the Incentive Parties’ respective capital accounts at MREC (such amounts, representing the undistributed portion of incentive fees earned by the Incentive Parties, together the “MREC Accrued Incentive Fee Amount”), immediately following the MREC Effective Time and in full satisfaction of MREC’s obligation to distribute any amounts in respect of incentive fees earned prior to the MREC Effective Time, the Operating Partnership shall remit to Manager in immediately available U.S. dollar funds an amount equal to the MREC Accrued Incentive Fee Amount (the “MREC Accrued Incentive Fee Payment”).  In addition, if the MREC Merger is consummated, and there are any out-of-pocket expenses of any Manager Party for which any Manager Party is entitled to reimbursement from MREC that have not been so reimbursed at or prior to the Closing (the “MREC Unreimbursed Expense Amount”), immediately following the MREC Effective Time and in full satisfaction of the MREC Unreimbursed Expense Amount, the Operating Partnership shall remit to Manager in immediately available U.S. dollar funds an amount equal to the MREC Unreimbursed Expenses Amount (together with the MREC Accrued Incentive Fee Payment, the “MREC Closing Payments”).

(b)               If the MREC TE Merger is consummated, and as of the MREC TE Effective Time there is any amount distributable in respect of the Incentive Parties’ rights to “Incentive Distributions” pursuant to Section 5.1 of MREC TE’s Fund Governing Documentation, as reflected in the Incentive Parties’ respective capital accounts at MREC TE (such amounts, representing the undistributed portion of incentive fees earned by the Incentive Parties, together the “MREC TE Accrued Incentive Fee Amount”), immediately following the MREC TE Effective Time and in full satisfaction of MREC TE’s obligation to distribute any amounts in respect of incentive fees earned prior to the MREC Effective Time, the Operating Partnership shall remit to Manager in immediately available U.S. dollar funds an amount equal to the MREC TE Accrued Incentive Fee Amount (the “MREC TE Accrued Incentive Fee Payment”).  In addition, if the MREC TE Merger is consummated, and there are any out-of-pocket expenses of any Manager Party for which any Manager Party is entitled to reimbursement from MREC TE that have not been so reimbursed at or prior to the Closing (the “MREC TE Unreimbursed Expense Amount”), immediately following the MREC TE Effective Time and in full satisfaction of the MREC TE Unreimbursed Expense Amount, the Operating Partnership shall remit to Manager in immediately available U.S. dollar funds an amount equal to the MREC TE Unreimbursed Expenses Amount (together with the MREC Accrued Incentive Fee Payment, the “MREC TE Closing Payments”).

(c)               If the MREC IIS Merger is consummated, and as of the MREC IIS Effective Time there is any amount distributable in respect of the Incentive Parties’ rights to “Incentive Distributions” pursuant to Section 5.1 of MREC IIS’s Fund Governing Documentation, as reflected in the Incentive Parties’ respective capital accounts at MREC IIS or MREC Offshore (such amounts, representing the undistributed portion of incentive fees earned by the Incentive Parties, together the “MREC Accrued IIS Incentive Fee Amount”), immediately following the MREC IIS Effective Time and in full satisfaction of MREC IIS’s obligation to distribute any amounts in respect of incentive fees earned prior to the MREC IIS Effective Time, the Operating Partnership shall remit to Manager in immediately available U.S. dollar funds an amount equal to the MREC IIS Accrued Incentive Fee Amount (the “MREC IIS Accrued Incentive Fee Payment”).  In addition, if the MREC IIS Merger is consummated, and there are any out-of-pocket expenses of any Manager Party for which any Manager Party is entitled to direct or indirect reimbursement from MREC IIS that have not been so reimbursed at or prior to the Closing (the “MREC IIS Unreimbursed Expense Amount”), immediately following the MREC IIS Effective Time and in full satisfaction of the MREC IIS Unreimbursed Expense Amount, the Operating Partnership shall remit to Manager in immediately available U.S. dollar funds an amount equal to the MREC IIS Unreimbursed Expenses Amount (together with the MREC IIS Accrued Incentive Fee Payment, the “MREC IIS Closing Payments”).

(d)               The “Manager Closing Payments” shall mean the sum of the MREC Closing Payments, the MREC TE Closing Payments and the MREC IIS Closing Payments, in each case only if the associated Merger is consummated and such amounts are paid (for the avoidance of doubt, it being agreed that, if not all of the Mergers are consummated, the Manager Closing Payments shall consist solely of such MREC Closing Payments, MREC TE Closing Payments and MREC IIS Closing Payments as are actually paid).

Section 1.3           Agreements and Acknowledgements.

(a)               As a condition to its receipt of any Manager Consideration or Manager Closing Payments, the Manager shall, on the Closing Date, execute and deliver to the Parent Parties (i) a certificate signed by the Manager in the form prescribed by Treasury Regulation Section 1445-2(b)(2) and attached as Exhibit D, to the effect that the Manager is not a “foreign person” as that term is defined in Section 1445(f)(3) of Code, in order to avoid the imposition of the withholding tax payment pursuant to Section 1445 of the Code, and (ii) a Form W-9 signed by the Manager.

(b)               Each and any Parent Party shall be entitled to deduct and withhold from the Manager Consideration, the Manager Closing Payments and any other amounts otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to such payments under the Code or any other provision of state, local or foreign Tax Law; provided, that the Parties will cooperate to avoid or reduce such withholding amounts. Any such amounts so deducted and withheld shall be paid over to the applicable Governmental Authority in accordance with applicable Law and, to the extent properly and timely remitted to the appropriate Governmental Authority, shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

(c)               The Manager hereby acknowledges its understanding that the issuance of the OP Units included in the Manager Consideration is intended to be exempt from registration under the Securities Act. In furtherance thereof, and in order to induce the Operating Partnership to issue the OP Units included in the Manager, the Manager represents and warrants as follows:

(i)                 It is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act) and is receiving the OP Units included in the Manager Consideration solely for its/his/her own account for the purpose of investment and not as a nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any distribution of any thereof. It agrees and acknowledges that it is not permitted to offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (“Transfer”) any OP Units included in the Manager Consideration except as provided in this Agreement and in the Agreement of Limited Partnership, dated as of July 29, 2011, of the Operating Partnership, as amended through the date hereof (the “Partnership Agreement”).

(ii)              It is knowledgeable, sophisticated and experienced in business and financial matters and fully understands the limitations on Transfer described in this Agreement and the Partnership Agreement. It is able to bear the economic risk of holding the OP Units included in the Manager Consideration for an indefinite period and is able to afford the complete loss of its/his/her investment in such OP Units. It has received and reviewed the Partnership Agreement and had the opportunity to review the Parent SEC Documents and has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, as well as Parent and the Operating Partnership and the business and prospects of Parent and the Operating Partnership which it deems necessary to evaluate the merits and risks related to its/his/her investment in the OP Units.

(iii)            It acknowledges that it has been advised that (A) the OP Units included in the Manager Consideration must be held indefinitely, and it will continue to bear the economic risk of the investment in such OP Units, unless such OP Units are redeemed pursuant to the Partnership Agreement or are subsequently transferred or registered under the Securities Act or an exemption from such registration is available, (B) it is not anticipated that there will be any public market for the OP Units at any time, (C) Rule 144 promulgated under the Securities Act may not be available with respect to the sale of any securities of the Operating Partnership, and the Operating Partnership has made no covenant, and makes no covenant, to make Rule 144 available with respect to the sale of any securities of the Operating Partnership, (D) a stop transfer order shall be recorded in book entry form with respect to all OP Units included in the Manager Consideration, and (E) a notation shall be made in the appropriate records of the Operating Partnership indicating that the OP Units included in the Manager Consideration are subject to restrictions on Transfer.

(iv)             It also acknowledges that: (A) the redemption of OP Units for, at the option of the Operating Partnership acting through Parent, shares of Parent Common Stock is subject to certain restrictions contained in the Partnership Agreement; and (B) the shares of Parent Common Stock which may be received upon such a redemption may, under certain circumstances, be restricted securities and be subject to limitations as to transfer, and therefore subject to the risks referred to in subsection (iii) above. Notwithstanding anything herein to the contrary, it acknowledges and agrees that it may not exercise the redemption rights (as defined in the Partnership Agreement) in respect of any OP Units included in the Manager Consideration until after the date which is three hundred sixty five (365) days after the Closing Date.

Section 1.4           Transfer and Waiver Agreements.

(a)               In consideration of receipt of the Manager Consideration and the Manager Closing Payments, the Manager and the Special Member shall irrevocably deliver and transfer to the Operating Partnership, and thereby relinquish and waive, their rights to any compensation from the Mosaic Fund Entities (including the Incentive Distribution (as defined in the Fund Governing Documentation)) by executing transfer and waiver agreements substantially in the form attached as Exhibit B to this Agreement on or prior to Closing.

(b)               In consideration of receipt of the Manager Closing Payments, the Manager Parties irrevocably waive their rights to receive payment of any other fees or expenses from any Subject Company with respect to any period ending on or before the Effective Time.

ARTICLE II

Amendments to Fund governing documentation and termination of CERTAIN agreements

Section 2.1           Amendments. In connection with the Closing and in consideration of receipt of the MREC IIS Exchange Consideration, the Manager shall procure that, on or prior to MREC IIS Effective Time, Section 5.1 of the MREC Offshore LPA is amended to include language in substantially similar function and form (as approved by MREC Offshore’s local counsel) to the following (the “MREC Offshore Amendment”):

“Section 5.1

……

(d)       The Manager in its sole discretion may elect to make distributions in kind to the Limited Partners of the Partnership whether on a liquidation of the Partnership or otherwise. The Manager will notify the Limited Partners in writing of any proposed distribution in kind pursuant to this Section 5.1(d) at least 10 Business Days prior to the proposed date of such distribution.”

Section 2.2           Termination of Advisory Agreements. In consideration of receipt of the Manager Consideration and Manager Closing Payments, the Manager shall procure that the following agreements are terminated: (i) effective as of the MREC Effective Time, the advisory agreement dated as of May 18, 2015 between the Manager and MREC; and (ii) effective as of the MREC TE Effective Time, the advisory agreement dated as of October 1, 2016 between the Manager and MREC TE. The Manager (in its capacity as manager of MREC and MREC TE) shall waive the requirement for 30 days’ notice of termination of each such advisory agreement on behalf of each Mosaic Fund Entity. The Manager shall also procure that any and all other agreements in place between any Manager Party (on the one hand) and any Subject Company (on the other hand) are terminated with effect at or prior to the MREC Effective Time. Without limiting the foregoing, effective as of the MREC Effective Time, each Manager Party hereby resigns from all positions (including officer, director, manager, member, representative or in any other capacity) with any of the Subject Companies.

ARTICLE III

Investor Consents

Section 3.1           Investor Consents Required. As soon as practicable following the date of this Agreement, the Manager shall request the consent of all equity holders of each Mosaic Fund Entity (the “Investors”), separately in respect of each Mosaic Fund Entity, to the following:

(a)               The approval of the relevant Merger as a Liquidity Transaction (as defined in the Fund Governing Documentation) under the terms of the relevant Fund Governing Documentation; and

(b)               In respect of MREC Offshore only, the MREC Offshore Amendment;

(together, the “Investor Consents”). The notification of the Investor Consents shall be issued to Investors in an agreed form between the Manager and Parent.

Section 3.2           Investor Consent Procedure. The Manager shall seek the Investor Consents by way of the Negative Consent (as defined in the Fund Governing Documentation) process set out in the Fund Governing Documentation. The Manager shall provide notice of the Investor Consents to all Investors (other than consent to the MREC Offshore Amendment, which shall only be notified to the unitholders in MREC Offshore) in accordance with the notice provisions in the Fund Governing Documentation and notify the Investors that if a Majority (as defined in the Fund Governing Documentation) of such Investors do not object to the Investor Consents within a 30-day period the Investor Consents will be approved. The Manager shall cooperate with the Parent Parties during such period (including keeping the Parent Parties informed of progress in obtaining the Investor Consents and responding to enquires of the Parent Parties in relation to the Investor Consents) and take all commercially reasonable efforts to obtain the Investor Consents. On expiry of the 30-day consent period, the Manager shall notify the Parent Parties in writing of the outcome of each Investor Consent.

ARTICLE IV

Transition Matters

Section 4.1           Transfer of Subject Company Books and Records. The Manager shall deliver, or shall cause to be delivered, to Parent on the Closing Date (i) all books and records of the Subject Companies and (ii) all other records, files and other documents in its possession (or copies of such documents) to the extent such records, files or other documents pertain to the Subject Companies. The Manager shall direct the possessor of all other records, files and other documents that pertain to each Subject Company but that are not in the Manager’s or any of its Affiliates’ possession to deliver such documents (or copies of such documents) to Parent as soon as practicable, but in any event within thirty (30) days, following the Closing Date, unless otherwise directed by Parent.

Section 4.2           Transferred Employees.

(a)               Within a reasonable period of time (but not less than 15 days) prior to the Closing Date, Parent or an Affiliate of Parent shall offer employment to the employees of the Manager Parties (other than Penner), in each case pursuant to the terms of an employment agreement substantially in such form as Parent and the Manager shall agree, with such changes thereto as Parent and such employee may agree (each an “Employment Agreement”), with such titles, job descriptions, service locations and rates of pay as such employee and Parent (or such Affiliate) may agree. The Parent Parties shall consult with the Manager prior to the extension of employment offers with respect to communicating the offers to any such employees of the Manager. Each employee of the Manager who accepts such offer of employment shall become an employee of Parent or an Affiliate of Parent as of the Effective Time and is referred to as a “Transferred Employee,” and all such employees collectively are referred to as the “Transferred Employees.”

(b)               Effective as of the Closing, the Manager shall terminate the employment of all Transferred Employees, and shall be responsible for the payment of, and shall pay to the Transferred Employees, all earned but unpaid salaries, bonus, vacation pay, sick pay, holiday pay, severance pay and other like obligations and payments to the Transferred Employees for all periods ending on or prior to the Effective Time.

(c)               No provision in this Agreement shall give any Transferred Employee any right to continued employment with Parent or impair in any way the right of Parent or an Affiliate of Parent to terminate the employment of any employee, including any Transferred Employee (which in the case of a Transferred Employee shall be governed by the terms of the relevant Employment Agreement) after the Effective Time, or any third-party beneficiary or other rights in any employee or former employee (including any beneficiary or dependent thereof) of any Manager Party or Subject Company or any of their respective Affiliates in respect of continued employment (or resumed employment) with Parent or any of its Affiliates and no provision of this Section 4.2 shall create any such rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Parent Plan or any plan or arrangement which may be established by Parent or any of its Affiliates.

(d)               Until the third (3rd) annual anniversary of the Closing Date, no Manager Party nor any of their Affiliates shall, directly or indirectly, induce, solicit, recruit or encourage or hire any Transferred Employee to leave the employ of Parent or its Affiliates or cease providing services to Parent or its Affiliates; provided, that the foregoing does not prohibit: (i) solicitation through third-party executive search or employment agencies (where the soliciting party did not provide guidance as to the targeting of any specific individual); (ii) solicitation through job postings, advertising of positions that are not specifically targeted at any particular individual; or (iii) solicitation or hiring any person whose employment was terminated by Parent or its Affiliates prior to the date of solicitation and hiring.

(e)               Representations as to Employment Matters.

(i)                 Except as set forth in Schedule 4.2(e)(i), the Manager is and during the past four (4) years has been in compliance, in all material respects, with all applicable laws governing the employment of labor, including all contractual commitments and all such laws relating to discrimination or harassment in employment; terms and conditions of employment; termination of employment; wages; overtime classification; hours; meal and rest breaks; occupational safety and health; plant closings; employee whistle-blowing; immigration and employment eligibility verification; employee privacy; defamation; background checks and other consumer reports regarding employees and applicants; employment practices; negligent hiring or retention; affirmative action and other employment-related obligations on federal contractors and subcontractors; classification of employees, consultants and independent contractors; labor relations; collective bargaining; unemployment insurance; the collection and payment of withholding and/or social security taxes and any similar tax; employee benefits; and workers’ compensation (collectively, “Employment Matters”).

(ii)              The Manager: (i) has taken reasonable steps to properly classify and treat all of their employees as “employees” and independent contractors as “independent contractors”; (ii) has taken reasonable steps to properly classify and treat all of their employees as “exempt” or “nonexempt” from overtime requirements under applicable law; (iii) has maintained legally adequate records regarding the service of all of their employees, including, where required by applicable law, records of hours worked; (iv) is not delinquent in any material payments to, or on behalf of, any current or former employees or independent contractors for any services or amounts required to be reimbursed or otherwise paid; (v) has withheld, remitted, and reported all material amounts required by law or by agreement to be withheld, remitted, and reported with respect to wages, salaries and other payments to any current or former independent contractors or employees; and (vi) is not liable for any material payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits or obligations for any current or former independent contractors or employees (other than routine payments to be made in the Ordinary Course of Business).

(iii)            Except as set forth in Schedule 4.2(e)(iii), there are no, and in the past four (4) years there have been no, pending, or to the actual knowledge, after due inquiry (including, if applicable, inquiry of such Person’s executive team member with direct responsibility with respect to the relevant matter), of any of the Manager Parties (the “Manager Parties’ Knowledge”), threatened lawsuits, arbitrations, administrative charges, controversies, grievances or claims by any employee, independent contractor, former employee, or former independent contractor of the Manager before any Governmental Authority relating to any Employment Matters.

(iv)             Except as set forth in Schedule 4.2(e)(iv), there are no, and in the past four (4) years there have been no, pending, or to the Manager Parties’ Knowledge, threatened investigations or audits by any Governmental Authority relating to any Employment Matters of the Manager. The Manager is not a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Authority relating to any Employment Matters.

(v)               Except as set forth in Schedule 4.2(e)(v)(i), the Manager is not a party to, or bound by, any labor agreement, collective bargaining agreement, work rules or practices, or any other labor-related agreement or arrangement with any labor union, trade union or labor organization. Except as set forth in Schedule 4.2(e)(v), no employees of the Manager are represented by any labor union, trade union or labor organization with respect to their employment with the Manager. No labor union, trade union, labor organization or group of employees of the Manager has made a pending demand (in writing) for recognition or certification, and there are no representation or certification Proceedings or petitions seeking a representation Proceeding presently pending or threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. To the Manager Parties’ Knowledge, there are no union organizing activities with respect to any employees of the Manager. There has been no actual, or to the Manager Parties’ Knowledge, threatened material arbitrations, material grievances, labor disputes, strikes, lockouts, slowdowns or work stoppages against or affecting the Manager. The Manager is not engaged in, or during the past four years has engaged in, any unfair labor practice, as defined in the National Labor Relations Act or other applicable laws.

(vi)             The Manager is not a party to any contract or subcontract with the United States government or any department or agency thereof that, individually or in the aggregate, trigger any obligations under Executive Order 11246, Section 503 of the Rehabilitation Act of 1973, or the Vietnam Era Veterans’ Readjustment Assistance Act, and no customers are using the products or services of the Manager to perform services or provide goods for the United States government or any department or agency thereof, or have included any reference to federal contracting, subcontracting or supplying, or otherwise referenced Executive Order 11246, Section 503 of the Rehabilitation Act of 1973, or the Vietnam Era Veterans’ Readjustment Assistance Act, in any Contract with the Manager.

(vii)          Since the enactment of the WARN Act, the Manager has not effectuated (i) a “plant closing” (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Manager; or (ii) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of the Manager; and the Manager has not been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state or local law. Except as set forth in Schedule 4.2(e)(vii), no employee of the Manager has suffered an “employment loss” (as defined in the WARN Act) within the past six (6) months.

(viii)        Each employee of the Manager is (i) a United States citizen, (ii) a United States national, (iii) a lawful permanent resident of the United States, or (iv) an alien authorized to work in the United States either specifically for the Manager or for any United States employer. The Manager has completed a Form I-9 (Employment Eligibility Verification) for each employee hired since November 6, 1986, and each such Form I-9 has since been updated as required by applicable Law and, to the Mosaic Parties’ Knowledge, is correct and complete. For each employee of the Manager employed in the United States, an authorized official of the Manager has reviewed the original documentation relating to the identity and employment authorization of such employee in compliance with applicable law and such documentation appeared, to such official, to be genuine on its face and to relate to the employee presenting such documentation. Further, where required by applicable law, the Manager utilizes E-Verify pursuant to the terms of the E-Verify Memorandum of Understanding.

(ix)             To the Manager Parties’ Knowledge, (i) no employee or independent contractor of the Manager is in violation of any term of any employment contract, consulting contract, non-disclosure agreement, common law non-disclosure obligation, non-competition agreement, non-solicitation agreement, proprietary information agreement or any other agreement relating to confidential or proprietary information, intellectual property, competition, or related matters; and (ii) the continued employment by the Manager of its employees, and the performance of the contracts with the Manager by its independent contractors, will not result in any such violation. The Manager has not received any notice alleging that any such violation has occurred within the past four (4) years.

(x)               The Manager has made available to Parent all material written personnel policies, rules and procedures applicable to employees that have been adopted by the Manager.

(xi)             Schedule 4.2(e)(xi)(A) sets forth a true, correct and complete listing, as of the date specified therein, of the name of each individual employed by the Manager, together with such employee’s position or function; annual base salary or wage; status as “exempt” or “nonexempt” for employment classification purposes; accrued leave as of the date specified therein; any incentive or bonus arrangements with respect to such employee; and any severance potentially payable to such employee upon termination of employment. Schedule 4.2(e)(xi)(B) sets forth a true, correct and complete listing, as of the date specified therein, of the name of each individual engaged by the Manager as an independent contractor, together with such individual’s compensation arrangement with the Manager and whether such individual has entered into a written agreement regarding his or her contractor engagement. Except as set forth in Schedule 4.2(e)(xi)(C), the employment of each employee of the Manager and the engagement of each independent contractor of the Manager is terminable at will by the Manager without any penalty, liability, severance obligation incurred by the Manager.

(xii)          In the last four (4) years, (i) to the Manager Parties’ Knowledge, no allegations of sexual harassment, sexual assault, sexual misconduct, gender discrimination or similar behavior (a “Sexual Misconduct Allegation”) have been made against any employee or independent contractor of the Manager, and (ii) the Manager has not entered into any settlement agreement, tolling agreement, non-disparagement agreement, confidentiality agreement or non-disclosure agreement, or any contract or provision similar to any of the foregoing, relating directly or indirectly to any Sexual Misconduct Allegation against the Manager.

Section 4.3           Certain Asset Transfers.

(a)               Subject to the terms and conditions of this Agreement, at the Closing, the Manager agrees to assign, transfer, convey and deliver (or cause to be assigned, transferred, conveyed and delivered) to Parent or a designated Affiliate of Parent, and Parent or its designated Affiliate agrees to acquire from the Manager all of the Manager’s right, title and interest in and to the assets and rights set forth in Schedule I to this Agreement (the “Transferred Assets”), free and clear of all liens, pledges, charges, security interests, encumbrances or other adverse claims of any kind. For the avoidance of doubt, Parent or its designated Affiliate are not acquiring or assuming from the Manager or any of its Affiliates any of the assets set forth in Schedule II to this Agreement or any other assets of the Manager Parties that are not Transferred Assets (the “Excluded Assets”).

(b)               On the terms and subject to the conditions set forth herein, at the Closing, Parent or its designated Affiliate will assume only those obligations to be first performed or first coming due under the Transferred Assets, if any, after the Closing (other than any Liability relating to or arising from any breach, or event, circumstance or condition that with notice, lapse of time or both would constitute or result in a breach, by the Manager or any of its Affiliates, on or before the Closing Date, of any of its obligations thereunder) (the “Assumed Liabilities”).

(c)               Except as expressly provided in Section 4.3(b), neither Parent nor any of its Affiliates shall assume or be liable for any Liability arising out of or from the Manager Business or any Liability of any Affiliate of the Manager, including without limitation: (i) any third party claim relating to or arising from any of the Excluded Assets, (ii) any claim in respect of any compensation or benefits owed or owing to any officer, employee or agent of the Manager Parties, including any Transferred Employee, or in respect of any employee benefit plan of the Manager or any Affiliate of the Manager, (iii) any Taxes, indebtedness, or other liabilities or obligations of any nature (whether accrued, absolute, contingent, direct, indirect, perfected, inchoate, unliquidated or otherwise and whether due or to become due and whether known or unknown) of the Manager or any Affiliate of the Manager, regardless of whether relating to the Transferred Assets and regardless of whether disclosed on any schedule or exhibit attached hereto or to the Merger Agreement, and regardless of when or by whom asserted (the “Excluded Liabilities”).

(d)               The consideration for the transfer of the Transferred Assets by the Manager shall be the assumption by Parent or its designated Affiliate of the Assumed Liabilities and the receipt by the Manager of the Manager Consideration.

(e)               In connection with the Closing, (i) the Manager shall execute and deliver to Parent or its designated Affiliate a bill of sale, in form and substance consistent with this Agreement and reasonably acceptable to Parent, with respect to the Transferred Assets and (ii) each of the Manager and Parent or its designated Affiliate shall have executed and delivered one or more assignment and assumption agreements, in form and substance consistent with this Agreement and reasonably acceptable to Parent, with respect to the assignment of any contracts or agreements included in the Transferred Assets and the assumption of the Assumed Liabilities. With respect to the lease for the office premises located at 4500 Park Grenada Boulevard, Calabasas, California (the “Office Lease”), the Manager shall have delivered or caused to be delivered to Parent or its designated Affiliate the assignment and assumption of the Office Lease or such other appropriate document or instrument of transfer as Parent shall reasonably request, and in connection therewith, the Manager shall deliver an estoppel from the lessor under the Office Lease that (1) grants consent to the assignment of the Office Lease and (2) states that the Office Lease is in full force and effect, and no default exists by the Manager or any other party to the Office Lease, and no facts or circumstances exist that, with the passage of time, would rise to the level of a default under the Office Lease.

(f)                All of the Manager Parties’ rights in and to the “Mosaic Real Estate Capital,” “Mosaic Real Estate Investors,” “Mosaic Real Estate Credit” or “MREC” names are Excluded Assets and shall be retained by the Manager Parties. Notwithstanding the foregoing, nothing in this Agreement shall (i) require any Subject Company to change its name or (ii) prevent Parent or any of its Subsidiaries from using such names as reasonably necessary or advisable to describe (A) the former legal name of any Subject Company, (B) the former advisor to any Subject Company or (C) the relationship between any Subject Company and any former advisor to, or manager, member or partner of, such Subject Company.

(g)               Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any Transferred Asset or any claim or right or any benefit arising thereunder or resulting therefrom if such assignment, without the consent of a third party thereto, would constitute a breach or other contravention of such Transferred Asset or in any way adversely affect the rights of Parent or its Affiliates thereunder. The Manager Parties, Parent and their respective Affiliates will use their commercially reasonable efforts to obtain the consent of the other parties to any such Transferred Asset or any claim or right or any benefit arising thereunder for the assignment thereof to Parent as Parent may request. If such consent is not obtained, or if an attempted assignment thereof would be ineffective or would adversely affect the rights of any Manager Party thereunder so that Parent and its Affiliates would not in fact receive all such rights, the Manager Parties and Parent and its Affiliates will cooperate in a mutually agreeable arrangement under which Parent and its Affiliates would obtain the benefits and assume the obligations thereunder in accordance with this Agreement, including sub-contracting, sub-licensing, or sub-leasing to Parent or an Affiliate, or under which the Manager Parties would enforce for the benefit of Parent or an Affiliate, with Parent or an Affiliate assuming the Manager Party’s obligations, any and all rights of the Manager Parties against a third party thereto. The Manager Parties will promptly pay to Parent or its designated Affiliate when received all monies received by the Manager Parties under any Transferred Asset or any claim or right or any benefit arising thereunder, except to the extent the same represents an Excluded Asset.

Section 4.4           Confidentiality. Effective upon, and only upon, the MREC Effective Time: (i) the confidentiality obligations of Parent and its Affiliates and Representatives under the Confidentiality Agreement (as defined in the Merger Agreement) shall terminate solely with respect to that portion of the confidential information provided to them exclusively concerning the Subject Companies (and Parent acknowledges that any and all other confidential information provided to it concerning any of the Manager Parties shall remain subject to the terms and conditions of the Confidentiality Agreement for a period of one (1) year from and after the Closing Date (subject to the carveouts to confidentiality contained in the Confidentiality Agreement)); and (ii) each of the Manager Parties shall, and shall cause its Affiliates to, keep confidential and not disclose without the prior written consent of Parent any information (a) with respect to Parent or any of its Affiliates obtained during the course of the performance of the Manager’s obligations under this Agreement, (b) relating to the business of the Subject Companies with respect to any period prior to Closing, or (c) the contents of this Agreement; provided that the Manager and its Affiliates may disclose any such information (x) as has become generally available to the public other than as a result of the breach of this Section 4.4 by a Manager Party or its Affiliates, or (y) to the extent necessary in order to comply with any law, order, regulation, ruling or governmental request applicable to a Manager Party or its Affiliates. In the event that any Manager Party or any Affiliate is requested or required by documents subpoena, civil investigative demand, interrogatories, requests for information, or other similar process to disclose any information which otherwise may not be disclosed pursuant to clause (ii) of the preceding sentence, such Manager Party or such Affiliate will promptly provide Parent with notice of such request or demand or other similar process so that Parent may seek an appropriate protective order. If for any reason the Merger Agreement is terminated prior to the Closing Date, the Confidentiality Agreement shall nonetheless continue in full force and effect.

Section 4.5           Post-Closing Reporting. From and after the Closing Date, Parent shall be responsible for ensuring compliance by the Subject Companies with tax and investor reporting obligations (whether relating to the period prior to or after the Closing). The Manager Parties shall cooperate with Parent with complying with such reporting obligations to the extent they relate to the period prior to Closing and provide access to themselves and their respective employees, representatives, facilities and books and records (to the extent not already delivered to the Parent Parties) for the purposes of preparing the relevant Tax and other investor filings and reports and defending any litigation (including claims asserted with Governmental Authorities) involving any of the Subject Companies that relate in any way to activities occurring prior to the Closing.

Section 4.6           Services Agreement. In connection with the Closing, the Parent Parties and the Manager shall enter into a Services Agreement in substantially the form attached as Exhibit A to this Agreement (the “Services Agreement”), pursuant to which the Manager shall perform certain services to the Parent Parties in connection with the Covered Portfolio.

Section 4.7           Transitional Services to Manager.

(a)               Commencing on the Closing Date, Parent shall use commercially reasonable efforts to provide, or cause to be provided, to the Manager the services set forth in Exhibit C hereto, but solely to the extent related to the “Supported Entities” described in Exhibit C hereto (collectively, the “Transitional Services”). Management of, and control over, the provision of the Transitional Services (including the determination or designation at any time of the equipment, employees, and other resources of Parent and its Affiliates to be used in connection with the provision of the Transitional Services) shall reside solely with Parent. In providing the Transitional Services, neither Parent nor any of its Affiliates shall be obligated to: (i) hire any additional employees; (ii) maintain the employment of any specific employee; (iii) purchase, lease, or license any additional equipment, hardware, intellectual property rights or software; or (iv) provide any Transitional Services in a manner inconsistent with the past practices of Manager in providing such Transitional Services to the Manager Business during the twelve-month period immediately prior to the Closing Date. Transitional Services shall be free of charge. Parent and its Affiliates shall not be required to provide any Transitional Service to the extent and for so long as the performance of such Transitional Service becomes commercially impracticable as a result of a cause or causes outside the reasonable control of Parent and its Affiliates.

(b)               If the Manager reasonably determines that additional services not listed or contemplated by Exhibit C are necessary after the Closing Date, the Manager shall provide written notice to Parent requesting that Parent provide such additional services (the “Additional Services”). Parent shall consider any such request in good faith but shall not be obligated to perform any Additional Services as requested. If Parent agrees to provide any Additional Services pursuant to this Section 4.7(b), then the Parties shall in good faith mutually negotiate and deliver appropriate amendments to this Agreement, including without limitation a supplement to Exhibit C, documenting such Additional Services. Once agreed to in writing, any Additional Services shall be deemed part of the “Transitional Services” to be provided hereunder for all purposes.

(c)               Intentionally omitted.

(d)               Parent and its Affiliates may rely conclusively on any instruction, notice, certificate, statement, instrument, report or other paper or document which the Manager provides to Parent in connection with the performance of the Transitional Services. The Manager Parties shall provide Parent and its respective employees and agents such reasonable access to the employees, representatives, facilities and books and records of the Manager and its Affiliates as Parent shall reasonably request in order to enable Parent to provide the Transitional Services in accordance with this Agreement; provided, that such access shall not unreasonably interfere with any of the business or operations of the Manager Parties. Any employee, agent or representative of Parent or any Affiliate receiving access pursuant to this Section 4.7(d) must comply with the confidentiality and other provisions set forth in Section 4.4. Notwithstanding anything to the contrary in this Agreement, Parent shall not be liable for any impairment of any Service caused by its not receiving information or access, either timely or at all, or by its receiving inaccurate or incomplete information from the Manager Parties or its Affiliates regarding any Service.

(e)               Parent’s obligation to provide the Transitional Services to the Manager pursuant to this Section 4.7 shall terminate automatically on the first anniversary of the Closing Date (the “Scheduled Termination Date”), unless the Parties agree in writing to a different Scheduled Termination Date. Notwithstanding the foregoing, Parent’s obligation to provide the Transitional Services to the Manager pursuant to this Section 4.7 shall may also be terminated: (i) immediately upon the mutual written consent of Parent and the Manager; and (ii) by Parent upon a material breach of this Agreement by any of the Manager Parties that is not cured within thirty (30) days after delivery of written notice of such breach from Parent, with such termination to be effective upon the 30th day following delivery of such notice (the date of any termination pursuant to this Section 4.7(e), the “Termination Date”). Parent shall not have any obligation to provide any Transitional Services beyond the Termination Date and the Manager shall pay to Parent on the Termination Date any accrued but unpaid Fees due to Parent in respect of the Transitional Services provided up to such date. In addition, at any time prior to the Termination Date, the Manager may also terminate Parent’s obligation to provide any specific Transitional Service (a “Terminated Service”) on fifteen (15) days’ written notice (the date on which Parent’s obligation to provide such Terminated Service terminates being a “Service Termination Date”). Parent shall not have any obligation to provide any Terminated Service beyond such Terminated Service’s Service Termination Date and the Manager shall pay to Parent as soon as practicable after such Service Termination Date any accrued but unpaid Fees due to Parent in respect of such Terminated Service provided up to such date.

(f)                No Parent Party shall have any obligation to provide any Transitional Service in violation of applicable Laws. If a Transitional Service results in any Parent Party or any of its Affiliates being given notice from a Governmental Authority that it is in violation of any applicable Law, the Parent Parties will exercise commercially reasonable efforts to provide the Transitional Service in a manner that is not in violation of such applicable Law. In the event that the Parent Parties are unable to do so, either Party may immediately terminate such Transitional Service upon written notice to the other Party. For sake of clarity, the Manager shall be solely responsible for compliance with all Laws applicable to the Manager Business from and after the Closing Date.

(g)               THE TRANSITIONAL SERVICES ARE PROVIDED ON AN “AS-IS, WHERE-IS, WITH ALL FAULTS” BASIS, AND PARENT AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES OR GUARANTEES WITH RESPECT TO THE TRANSITIONAL SERVICES. NO STATUTORY WARRANTY, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THOSE OF MERCHANTABILITY, WORKMANSHIP, DESIGN, FITNESS FOR A PARTICULAR PURPOSE INFRINGEMENT, OR OTHERWISE, SHALL APPLY TO THE TRANSITIONAL SERVICES PROVIDED UNDER THIS AGREEMENT. PARENT AND ITS AFFILIATES MAKE NO REPRESENTATION THAT THE TRANSITIONAL SERVICES PROVIDED HEREUNDER WILL YIELD ANY GIVEN OR STATED ECONOMIC, FINANCIAL, PROFIT OR BUSINESS RESULT.

(h)               In performing the Transitional Services, Parent and its Affiliates shall operate as, and have the status of, independent contractors. No partnership, joint venture, alliance, fiduciary or any relationship other than that of independent contractor is created by this Agreement, expressly or by implication. Nothing in this Agreement shall be construed as making one party a partner, joint-venturer, agent, or legal representative of the other or otherwise as having the power or authority to bind the other in any manner.

ARTICLE V

release and waiver; INDEMNIFICATION

Section 5.1           Release and Waiver.

(a)               Effective as of the Closing, each Manager Party, for itself and on behalf of its Affiliates and each of its and their successors, assigns, heirs and executors (each, a “Manager Releasor”), hereby irrevocably, knowingly and voluntarily releases, discharges and forever waives and relinquishes all claims, demands, Liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any Manager Releasor has, may have or might have or may assert now or in the future, against the Subject Companies or any of their Affiliates (other than the Manager Releasors) and any of their respective successors, assigns, heirs, executors, officers, directors, partners, managers and employees (in each case in their capacity as such) (each, a “Subject Company Releasee”), arising out of, based upon or resulting from any Contract, transaction, event, circumstance, action failure to act or occurrence of any sort or type, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Closing; provided, that nothing contained in this Section 5.1(a) shall release, discharge, waive or otherwise affect the rights or obligations of any Party to the extent arising under this Agreement or the Ancillary Documents. Each Manager Party shall, and shall cause each other Manager Releasor to, refrain from, directly or indirectly, asserting any claim or demand or commencing, instituting or maintaining, or causing to be commenced, any legal or arbitral Proceeding of any kind against any Subject Company Releasee based upon any matter released pursuant to this Section 5.1(a). The Parties hereby acknowledge and agree that the execution of this Agreement shall not constitute an acknowledgment of or an admission by any Manager Releasor or Subject Company Releasee of the existence of any such claims or of Liability for any matter or precedent upon which any Liability may be asserted.

(b)               Each Manager Party expressly agrees and acknowledges that the foregoing is a general release which includes all third-party claims which may exist as of the date of this Agreement, but which such Manager Party does not know to exist in its favor, whether through ignorance, oversight, error or otherwise, and which might, if known, have materially affected such Manager Party’s decision to enter into this Agreement. Each Manager Party acknowledges and agrees that: (i) such Manager Party has had adequate opportunity, in consultation with counsel of its choice, to ascertain the facts and the law relevant to this Agreement and such Manager Party’s decision to enter into it; and (ii) the facts and/or the law may be materially different from what such Manager Party understands them to be, such Manager Party expressly assumes the risk thereof, and such shall not affect the validity or enforceability of this Agreement.

Section 5.2           Indemnification by the Manager Parties.

(a)               Each of the Manager Parties (other than Penner) (each, an “Indemnifying Party”), jointly and severally, shall indemnify, defend and hold harmless each of the Parent Parties and their respective Affiliates and their respective directors, officers, employees, agents and permitted assigns (each, an “Indemnified Party”) from and against any and all damage, loss, liability, claim, costs, fees and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any administrative or judicial action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) (“Damages”) incurred or suffered by any Indemnified Party resulting from, based upon or arising out of (i) any actions or inactions of any Manager Party relating to this Agreement or any of the transactions contemplated hereby, (ii) any Transitional Services (except any such Damages to the extent attributable to or resulting from the gross negligence or willful misconduct of any Indemnified Party in connection with the provision of Transitional Services), or (iii) any suit, claim or other legal proceeding brought by any Person (other than the Parties hereto) with respect to (A) acts or omissions of a Manager Party occurring prior to Closing, including with respect to the operation of the Subject Companies or their Affiliates prior to Closing, (B) any amounts paid or payable to any Manager Party pursuant to the terms of this Agreement, including, without limitation, with respect to any such Person’s right or claim to any portion of such amounts, or (C) the operation of the Manager Business. Notwithstanding the foregoing, aggregate claims by Indemnified Parties and maximum liability of Manager Parties for Damages hereunder shall be limited to twenty percent (20%) of the Manager Consideration, and any such Damages shall be paid solely by reconveyance by Manager Parties of OP Units comprising such Manager Consideration (or, if such OP Units have been redeemed, by delivery of the proceeds from such redemption) upon final determination by a court of competent jurisdiction or binding arbitration award that such Damages are due and payable, and for a period of one year from the Closing Date, the Manager Parties shall collectively retain not less than an aggregate of, and shall not distribute or otherwise transfer to their members or any other Person more than an aggregate of, 20% of the Manager Consideration received by the Manager Parties pursuant to this Agreement.

(b)               If there occurs an event which an Indemnified Party believes, after learning of such event, that it is an indemnifiable event pursuant to this Section 5.2, such Indemnified Party shall provide reasonably prompt written notice to the Manager of such event. If such event involves any claim or the commencement of any action or proceeding by a third-party Person, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice of such claim or the commencement of such action or proceeding. The written notice shall describe the claim, the amount thereof if known and quantifiable, and the basis therefor. Any unreasonable delay or failure by an Indemnified Party to so notify the Indemnifying Party shall only relieve the Indemnifying Party of its indemnification obligations hereunder to the extent, if at all, that the Indemnifying Party is actually and materially prejudiced by reason of such delay or failure. The Indemnifying Party shall be entitled to assume and control, with counsel of its choice, the defense of such matter at the Indemnifying Party’s sole cost and expense by sending written notice to the Indemnified Party of its election to do so within thirty (30) days after receiving written notice from the Indemnified Party. The Indemnified Party shall reasonably cooperate with the Indemnifying Party and its counsel in the defense against any such asserted claim; provided, however, that neither the Indemnified Party nor the Indemnifying Party shall be required pursuant to this Section 5.2(b) to disclose any privileged information or any attorney work product in connection with the defense of any such asserted claim. In any event, the Indemnified Party shall have the right to participate (but not control) in the defense of such asserted claim with separate counsel, if it desires, at its own expense, provided that if counsel of the Indemnified Party reasonably determines that joint representation of the Indemnifying Party and the Indemnified Party creates a conflict of interest, the Indemnified Party shall be entitled to retain separate counsel at the sole cost and expense of the Indemnifying Party; provided that, in such event, the Indemnifying Party shall not be required to pay for more than one such separate counsel. Any settlement or compromise of such asserted claim by the Indemnifying Party shall require the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, conditioned or delayed, provided that no such consent shall be required as long as (i) it is solely a monetary settlement (that will be paid entirely by the Indemnifying Party) that provides a full release of the Indemnified Party with respect to such matter and does not contain an admission of liability on the part of the Indemnified Party and (ii) does not impose a negative consequence to the Indemnifying Party’s ongoing business activities that are unrelated to this Agreement. If the Indemnifying Party shall not have assumed the defense of such claim within the thirty (30) day period set forth above, the Indemnified Party may assume the defense of such claim with counsel of its choice and the Indemnifying Party shall be required to pay all reasonable costs and reasonable expenses incurred by the Indemnified Party in connection with such matter; provided, however, in the event the Indemnified Party assumes control of the defense of any such claim as contemplated by this sentence, (A) the Indemnified Party shall not be permitted to settle or compromise any such claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed, and (B) the Indemnifying Party shall not be required to pay for more than one such counsel.

ARTICLE VI

MISCELLANEOUS

Section 6.1           Further Assurances. Subject to the limitations or other provisions of this Agreement, each Party shall use commercially reasonable efforts (subject to, and in accordance with applicable law) to take promptly, or cause to be taken promptly, all actions, and to do promptly, or cause to be done promptly, and to assist and cooperate with the other Parties in doing, all things reasonably necessary, proper or advisable to carry out the intent and purposes of this Agreement, including using commercially reasonable efforts to perform all covenants and agreements herein applicable to such Party. Without limiting the generality of the foregoing, where the cooperation of third parties would be necessary in order for any Party hereto to completely fulfill its obligations under this Agreement, such Party shall use commercially reasonable efforts to cause such third parties to provide such cooperation.

Section 6.2           Amendments and Waivers.

(a)               This Agreement may not be amended, restated or otherwise modified except by an agreement in writing signed by all of the Parties.

(b)               Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party hereto entitled to the benefit thereof and any such waiver shall be validly and sufficiently given for the purposes of this Agreement if it is in writing signed by an authorized representative of such Party. No delay or failure in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy.

Section 6.3           Entire Agreement. This Agreement, including all exhibits and schedules attached hereto, constitute the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior negotiations, agreements, commitments, writings, courses of dealing and understandings with respect to the subject matter hereof.

Section 6.4           Third-Party Beneficiaries. Subject to ARTICLE V, this Agreement is solely for the benefit of the Parties and shall not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

Section 6.5           Notices. All notices, requests, permissions, waivers and other communications hereunder shall be provided in writing and shall be effective, valid and duly given and received if hand delivered or sent by overnight delivery service, by electronic mail, or by regular mail, postage prepaid, and properly addressed as follows:

If to any Parent Party:

Ready Capital Corporation

1251 Avenue of the Americas, 50th Floor

New York, NY 10020

Attn: Andrew Ahlborn

E-mail: aahlborn@waterfallam.com

With a copy to:

Alston & Bird LLP

90 Park Avenue

New York, New York 10016

Attn: Michael J. Kessler

E-mail: michael.kessler@alston.com

If to any Manager Party:

MREC Management, LLC

4500 Park Granada, Suite 204

Calabasas, CA 91302

Attn: Ethan Penner

E-mail: ep@mosaicrei.com

With a copy to:

Sheppard, Mullin, Richter & Hampton LLP

2099 Pennsylvania Avenue, N.W.

Suite 100

Washington, DC 20006-6801

Attn: Gregory S. Grigorian

E-mail: ggrigorian@sheppardmullin.com

All notices and other communications required or permitted under this Agreement which are addressed as provided in this Section 6.5 if delivered personally or by overnight courier, shall be deemed given and received if (a) by first class mail on the fourth day after posting, (b) by electronic mail or personal delivery on the date of actual transmission to the extent received prior to 5:00 pm on a Business day (otherwise on the next Business day following the day such notice is delivered), in each case, with evidence of transmission acceptance or verification, or (as the case may be) personal or other delivery, and (c) by overnight delivery courier, on the next Business Day following the day such notice is delivered to the overnight delivery courier service.

Section 6.6           Counterparts; Electronic Delivery. This Agreement may be executed in multiple counterparts, each of which when executed shall be deemed to be an original, but all of which together shall constitute one and the same agreement. Execution and delivery of this Agreement or any other documents pursuant to this Agreement by electronic means shall be deemed to be, and shall have the same legal effect as, execution by an original signature and delivery in person.

Section 6.7           Severability. If any term or other provision of this Agreement is determined by a non-appealable decision by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to the parties hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the court, administrative agency or arbitrator shall interpret this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible. If any provision in this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Section 6.8           Assignment. The rights and obligations of each Party under this Agreement shall not be assignable, in whole or in part, directly or indirectly, whether by operation of law or otherwise, by such Party without the prior written consent of the other Parties hereto and any attempt to assign any rights or obligations under this Agreement without such consent shall be null and void. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

Section 6.9           Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to any conflicts of law provisions thereof that would result in the application of the laws of any other jurisdiction.

Section 6.10       Equitable Remedies. The Parties agree that irreparable damage may occur in the event that any of the material provisions of this Agreement were not performed substantially in accordance with their specific terms or were otherwise breached, and that money damages or other legal remedies may not be an adequate remedy for any such damages. It is accordingly agreed that each Party (i) shall be entitled (A) to seek an injunction or injunctions from a court of competent jurisdiction to prevent breaches of this Agreement arising from gross negligence, or willful misconduct by the other Party, in the event that a Party is able, through commercially reasonable efforts, to perform its obligations under this Agreement but does not perform such obligations, and (B) to enforce specifically the terms and provisions of this Agreement related to such breaches, without bond or other security being required, this being in addition to any remedy to which they are entitled pursuant to this Section 6.10, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, neither Party would have entered into this Agreement.

Section 6.11       Waiver. EACH PARTY TO THIS AGREEMENT WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

Section 6.12       Title and Headings. Titles and headings to Sections and Articles are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the date first set forth above.

READY CAPITAL CORPORATION

By:	/s/ Thomas E. Capasse
Name:	Thomas E. Capasse
Title:	Chairman of the Board & Chief Executive Officer

SUTHERLAND PARTNERSHIP, LP

By: Ready Capital Corporation, its General Partner

By:	/s/ Thomas E. Capasse
Name:	Thomas E. Capasse
Title:	Chairman of the Board & Chief Executive Officer

MREC MANAGEMENT, LLC

By:	/s/ Ethan Penner
Name:	Ethan Penner
Its:	Managing Partner

MREC SPECIAL MEMBER, LLC

By:	MREC Management, LLC
Its:	Managing Member

By:	/s/ Ethan Penner
Name:	Ethan Penner
Its:	Managing Partner

[Signature Page to Interest Exchange Agreement]

JULJAK, LLC

By: LA Real Estate Finance LLC,
Its: Member

By:	/s/ Ethan Penner
Name:	Ethan Penner
Its:	Sole Member and Manager

MOSAIC SECURE HOLDINGS, LLC

By: LA Real Estate Finance LLC,
Its: Member

By:	/s/ Ethan Penner
Name:	Ethan Penner
Its:	Sole Member and Manager

LA REAL ESTATE FINANCE, LLC

By:	/s/ Ethan Penner
Name:	Ethan Penner
Its:	Sole Member

MOSAIC REAL ESTATE INVESTORS, LLC

By: JulJak, LLC, its sole member

By: LA Real Estate Finance LLC, its sole member

By:	/s/ Ethan Penner
Name:	Ethan Penner
Its:	Sole Member and Manager

ETHAN PENNER

/s/ Ethan Penner
Ethan Penner

[Signature Page to Interest Exchange Agreement]

SCHEDULES AND EXHIBITS

Schedule I	Transferred Assets
Schedule II	Excluded Assets

Exhibit A	Form of Services Agreement
Exhibit B	Form of Manager Incentive Transfer and Waiver Agreements
Exhibit C	Transitional Services
Exhibit D	Treasury Regulation Section 1445-2(b)(2) Form Certificate

SCHEDULE I

Transferred Assets

1.       The existing lease agreement for the premises located at 4500 Park Granada, Suite 204, Calabasas, California 91302 (including related leasehold improvements, security deposits and pre-paid rentals) (the “Leased Premises”)

2.       All furniture, equipment, and other tangible property located on the Leased Premises (other than such that may be listed on Schedule II as Excluded Assets)

3.       All equipment (such as laptop computers) used by Transferred Employees who work remotely and not at the Leased Premises

4.       All other information technology-related equipment that is not located at the Leased Premises (such as servers co-located at third-party data centers or sites)

5.       The agreements between the Manager and Avanzar IT Systems, Trimont Real Estate Services, and SS&C, and any other agreements with third parties (such as software license agreements, agreements with custodians, and deposit account arrangements for the benefit of the Subject Companies) that the Parties may identify and agree prior to or after the Closing Date.

6.       Such other assets and rights that prior to or after the Closing Date the Parties may agree should constitute Transferred Assets.

SCHEDULE II

Excluded Assets

1.       Penner’s computer

2.       Furniture, equipment, artwork and other personal property located in Penner’s personal office

3.       Marc Pugsley’s computer

And such other assets that the parties may agree constitute Excluded Assets.

Exhibit A to
Interest Exchange Agreement

SERVICES AGREEMENT

This SERVICES AGREEMENT (this “Agreement”), dated as of [●], 2022 (the “Effective Date”), is entered into by and among Ready Capital Corporation, a Maryland corporation (“Ready Capital”), Sutherland Partnership, LP, a Delaware limited partnership (“Operating Partnership”), and MREC Management, LLC, a Delaware limited liability company (the “Manager”). Ready Capital, the Operating Partnership and the Manager are sometimes referred to individually in this Agreement as a “Party” or collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Interest Exchange Agreement (as defined below).

RECITALS

WHEREAS, the Manager serves as the manager and/or general partner of each of Mosaic Real Estate Credit, LLC (“MREC”), Mosaic Real Estate Credit TE, LLC (“MREC TE”), Mosaic Real Estate Credit Offshore, LP (“MREC Offshore”), and MREC International Incentive Split, LP (“MREC IIS”);

WHEREAS, effective as of the date of this Agreement, pursuant to that certain Merger Agreement, dated November 3, 2021, by and among Ready Capital, the Operating Partnership, RC Mosaic Sub, LLC, a subsidiary of the Operating Partnership (“Merger Sub”), the Manager, MREC, MREC TE, MREC IIS, MREC Offshore, MREC Corp Sub 1 (VO), LLC, MREC Corp Sub 2 (LA Office), LLC, MREC Corp Sub 3 (Superblock), LLC, and Mosaic Special Member, LLC (the “Merger Agreement”), [each of] MREC[, MREC TE]1 [and MREC IIS]2 has merged with and into Merger Sub (the “Merger[s]”); and

WHEREAS, in connection with the Merger Agreement, the Parties entered into that certain Interest Exchange Agreement, dated November 3, 2021 (the “Interest Exchange Agreement”), pursuant to which, among other things, Ready Capital agreed to enter into this Agreement in order to engage the Manager to provide certain services and operational support to Ready Capital and the Operating Partnership during the period following the closing of the Merger[s].

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

ARTICLE I

SERVICES

Section 1.1              Services. Subject to the terms and conditions of this Agreement, commencing on the Closing Date, the Manager shall provide to Ready Capital and the Operating Partnership the services set forth on Schedule A hereto (collectively, the “Services”).

Section 1.2              Additional Services. If Ready Capital reasonably determines that additional services not listed or contemplated by Schedule A are necessary after the Effective Date, Ready Capital shall provide written notice to the Manager requesting that the Manager provide such additional services (the “Additional Services”). The Manager shall consider any such request in good faith and shall use commercially reasonable efforts to provide any such Additional Services as requested; provided that the Manager shall not be obligated to perform any Additional Services if the Manager, in its reasonable judgment, determines that the Manager does not have the adequate resources or expertise to perform such Additional Services. If the Manager agrees to provide any Additional Services pursuant to this Section 1.2, then the Parties shall in good faith mutually negotiate and deliver appropriate amendments to this Agreement, including without limitation such additional compensation as the Manager and the Ready Capital Parties mutually agree upon, as well as a supplement to Schedule A, documenting such Additional Services. Once agreed to in writing, any Additional Services shall be deemed part of the “Services” to be provided hereunder for all purposes.

1 Note: Include only if the MREC TE Merger is consummated.

2 Note: Include only if the MREC IIS Merger is consummated.

Section 1.3              Access. Ready Capital and the Operating Partnership shall provide the Manager and its respective employees and agents such reasonable access to the employees, representatives, facilities and books and records of Ready Capital and the Operating Partnership relating to the Covered Portfolio as the Manager shall reasonably request in order to enable the Manager to provide the Services in accordance with this Agreement; provided, that such access shall not unreasonably interfere with any of the business or operations of Ready Capital, the Operating Partnership or their respective Affiliates. Any employee, agent or representative of the Manager receiving access pursuant to this Section 1.3 must comply with the confidentiality and other provisions set forth in Article III.

Section 1.4              Reliance. The Manager may rely conclusively on any instruction, notice, certificate, statement, instrument, report or other paper or document which Ready Capital provides to the Manager in connection with the performance of the Services.

Section 1.5              Independent Contractor; Limits on Authority.

(a)                In performing the Services pursuant to this Agreement, the Manager shall operate as, and have the status of, an independent contractor. No partnership, joint venture, alliance, fiduciary or any relationship other than that of independent contractor is created by this Agreement, expressly or by implication.

(b)                Notwithstanding anything herein to the contrary, without the prior written consent or authorization of Ready Capital, the Manager shall have no right or authority to (i) enter into any contract, term sheet, letter of intent, warranty, guarantee or other agreement, document or undertaking in the name of, on behalf of or for the account of Ready Capital, the Operating Partnership or their Affiliates, or otherwise legally bind or obligate in any manner whatsoever Ready Capital, the Operating Partnership or their Affiliates, (ii) assume or create any obligation or liability of any kind, express or implied, on behalf of Ready Capital, the Operating Partnership or their Affiliates or hold itself out as having any right, power or authority to create any such obligation or liability, or (iii) take any of the foregoing actions for or on behalf of Ready Capital, the Operating Partnership or their Affiliates in connection with the Updated Covered Portfolio: (1) servicing transfers, (2) disbursement of funds, (3) reserve reallocations, modifications, restructures, extensions, forbearances or deferments, (4) issuing notices of monetary default or technical default, (5) taking or initiating legal actions including foreclosures and pursuing guarantees, (6) employing or terminating the employment of property managers, receivers, brokers, contractors or other parties, (7) loan assignments, (8) asset liquidations including marketing assets for sale, (9) discounted payoff proposals, (10) waivers (including exit fees, prepayment penalties and default interest) and rate reductions, (11) releasing collateral and (12) any other actions related to any of the foregoing.

ARTICLE II

COMPENSATION

Section 2.1              Services Fee. As compensation for the performance of its obligations hereunder, the Manager will receive a monthly fee equal to $35,000 (the “Services Fee”).

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Section 2.2              Performance Fee.

(a)       As compensation for the performance of its obligations hereunder, the Manager is also entitled to receive a fee (the “Performance Fee”), payable in the form of a number of OP Units equal to the OP Unit Payment Amount, together with any cash being paid in lieu of any partial OP Unit. No partial OP Units shall be issued to the Manager in payment of the Performance Fee. In lieu of any partial OP Unit otherwise payable to the Manager, the Manager shall instead receive cash in an amount equal to the product of (i) such partial OP Unit (expressed as a fraction) multiplied by (ii) the Share Value. The Performance Fee will be paid to the Manager by the Operating Partnership within thirty (30) days following the Revaluation Date.

(b)       Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Advance” means (i) in respect of any Subject Company Loan in the Updated Covered Portfolio, any disbursement of funds made by (or on behalf of) any of the Subject Companies or the Parent Parties (on or after the date hereof) (it being understood that any interest or fees on a Subject Company Loan that have been capitalized and treated as principal of such Subject Company Loan will be considered to have been such a disbursement of funds) in accordance with the loan agreement or other instrument governing such Subject Company Loan and (ii) in respect of any Subject Company Investment in the Updated Covered Portfolio, the purchase price paid for, or other investment made in respect of, such Subject Company Investment (including any accrued but unpaid dividends or other distributions and all capitalized costs and expenses, such as real-estate-owned marketing and carrying costs and third-party expenses, in respect thereof).

“Benchmark Value” means the Initial Benchmark Value, as the same may be increased from time to time by the amount of any Advances made after September 30, 2021 and reduced by any Principal Recoveries.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York are authorized or required by law to be closed for business.

“Closing” has the meaning set forth in the Merger Agreement.

“Common Stock” means the common stock of Ready Capital, par value $0.0001 per share.

“Covered Portfolio” shall have the meaning given to such term in the Contingent Equity Rights Agreement, dated the date hereof, by and among Ready Capital, the Operating Partnership and [●].

“Excess Amount” means the amount equal to the product of (i) forty percent (40%), multiplied by (ii) the amount, if any, by which (x) the sum of (A) all Service Period Returns and (B) the Net Revaluation Amount exceeds (y) the Hurdle Amount.

“Hurdle Amount” means the amount, expressed in Dollars, that would result in the realization of a cumulative ten percent (10)% annualized rate of return on the average daily Benchmark Value (as the Benchmark Value is adjusted from time to time pursuant to the terms of the definition thereof), for the period from the date hereof through the Revaluation Date.

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“Initial Benchmark Value” means $[●].3

“Liquidation Proceeds” means, in respect of the disposal (whether by sale, transfer, assignment, participation or otherwise) by any Ready Capital Party to any Person (other than to another Ready Capital Party) of any Subject Company Loan or Subject Company Investment during the period from the date hereof to the Revaluation Date, all proceeds received by any Ready Capital Parties as a result thereof (excluding, for the avoidance of doubt, any proceeds in respect of Post-Determination Date Returns and any proceeds that are required to be allocated or remitted to any Person (other than another Ready Capital Party) holding a participation interest in such Subject Company Loan or Subject Company Investment), less any expenses incurred by such Ready Capital Party in connection therewith.

“Mosaic Disclosure Schedules” has the meaning set forth in the Merger Agreement.

“Mosaic Entities” has the meaning set forth in the Merger Agreement.

“Net Revaluation Amount” equals the sum of (i) the Revaluation Value minus (ii) the Benchmark Value as of the Revaluation Date.

“OP Units” means common units of limited partnership of the Operating Partnership.

“OP Unit Payment Amount” means the quotient (rounded to the nearest one ten-thousandth) obtained by dividing (i) the Excess Amount (if a positive number) by (ii) the Share Value.

“Post-Determination Date Returns” means, as of any date of determination, the aggregate of all Returns to the extent attributable to the period beginning on the first day following September 30, 2021 and ending on such date of determination.

“Principal Recovery” means any payment of principal or return of capital, as applicable, received by any Ready Capital Party in respect of the Updated Covered Portfolio (excluding, for the avoidance of doubt, payments in respect of Post-Determination Date Returns and any payment that is required to be allocated or remitted to any Person (other than another Ready Capital Party) holding a participation interest in any Subject Company Loan or Subject Company Investment), and any Liquidation Proceeds received by Ready Capital Parties in respect of the Updated Covered Portfolio (excluding, for the avoidance of doubt, Liquidation Proceeds that are required to be allocated or remitted to any Person (other than another Ready Capital Party) holding a participation interest in any Subject Company Loan or Subject Company Investment), in each case during the period from the date hereof to the Revaluation Date.

“Ready Capital Party” means each of Ready Capital, the Operating Partnership, and their respective Subsidiaries (including the Subject Companies).

“Returns” means, with respect to the Subject Company Loans and Subject Company Investments as of any date of determination, all interest and fees (whether or not paid or accrued) with respect to each Subject Company Loan and all accrued dividends and other distributions (whether or not paid or accrued) with respect to each Subject Company Investment.

3 Note: Insert Dollar amount equal to the carrying value of the Covered Portfolio as of September 30, 2021, without regard for the Discount Amount (as defined in the Merger Agreement).

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“Revaluation Date” means the day that is the four-year anniversary of the date hereof (or if such day is not a Business Day, the next following Business Day).

“Revaluation Value” means an amount (expressed in Dollars) equal to the fair value of the Updated Covered Portfolio (excluding any Post-Determination Date Returns otherwise reflected therein and excluding any portion of such fair value attributable to the rights of any Person that is not a Subject Company in any participation in any Subject Company Loan or Subject Company Investment contained in the Updated Covered Portfolio) as of the Revaluation Date, as determined by Ready Capital using valuation methodologies reasonably consistent with those used by Ready Capital in determining the Discount Amount (as defined in the Merger Agreement).

“Service Period Returns” means, as of any date of determination, the aggregate of all Returns to the extent attributable to the period beginning on the first day following the date hereof and ending on such date of determination.

“Share Value” means the greater of (i) (A) the average of the volume weighted average prices of one share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the Revaluation Date, as reported by Bloomberg, L.P., or (B) if the Common Stock is not then listed on a United States national securities exchange, the average of the last quoted bid prices for Common Stock in the over-the-counter market as reported by Pink OTC Markets Inc. or another similar organization for the ten consecutive trading days immediately preceding, but not including, the Revaluation Date, and (ii) the most recent publicly reported book value per share of Common Stock immediately preceding the Revaluation Date.

“Subject Companies” has the meaning set forth in the Merger Agreement.

“Subject Company Investment” has the meaning set forth in the Merger Agreement.

“Subject Company Loan” has the meaning set forth in the Merger Agreement.

“Updated Covered Portfolio” means the Covered Portfolio as updated, adjusted or modified by Ready Capital on or prior to the Revaluation Date in order to reflect (i) any dispositions (whether by sale, transfer, assignment, participation or otherwise) of any portion of any Subject Company Loan or Subject Company Investment (other than to another Ready Capital Party), (ii) any changes in the aggregate outstanding principal amount and/or commitment amounts (whether funded or unfunded) of Subject Company Loans, in each case as the result of repayments of principal by the underlying obligors of such loans, Advances made by any Ready Capital Party in respect of such loans, or otherwise, and (iii) any changes resulting from any redemption or repurchase of a Subject Company Investment by the issuer thereof or any of its Affiliates, in each case during the period from the date hereof to the Revaluation Date.

(c)       The Manager hereby acknowledges its understanding that the issuance of the OP Units included in the Performance Fee is intended to be exempt from registration under the Securities Act of 1933, as amended (including the rules and regulations thereunder, the “Securities Act”) and comparable state laws. In furtherance thereof, and in order to induce the Operating Partnership to issue such OP Units, the Manager represents and warrants as follows:

(i)                 It is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act) and is acquiring the OP Units included in the Performance Fee solely for its/his/her own account for the purpose of investment and not as a nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any distribution of any thereof. It agrees and acknowledges that it is not permitted to offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (“Transfer”) any OP Units included in the Performance Fee except as provided in this Agreement and in the Agreement of Limited Partnership, dated as of July 29, 2011, of the Operating Partnership, as amended through the date hereof (the “Partnership Agreement”).

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(ii)               It is knowledgeable, sophisticated and experienced in business and financial matters and fully understands the limitations on Transfer described in this Agreement and the Partnership Agreement. It is able to bear the economic risk of holding the OP Units included in the Performance Fee for an indefinite period and is able to afford the complete loss of its/his/her investment in such OP Units. It has received and reviewed the Partnership Agreement and had the opportunity to review the Parent SEC Documents and has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, as well as Parent and the Operating Partnership and the business and prospects of Parent and the Operating Partnership which it deems necessary to evaluate the merits and risks related to its/his/her investment in such OP Units.

(iii)             It acknowledges that it has been advised that (A) the OP Units included in the Performance Fee must be held indefinitely, and it will continue to bear the economic risk of the investment in the OP Units included in the Performance Fee, unless the OP Units included in the Performance Fee are redeemed pursuant to the Partnership Agreement or are subsequently transferred or registered under the Securities Act or an exemption from such registration is available, (B) it is not anticipated that there will be any public market for the OP Units at any time, (C) Rule 144 promulgated under the Securities Act may not be available with respect to the sale of any securities of the Operating Partnership, and the Operating Partnership has made no covenant, and makes no covenant, to make Rule 144 available with respect to the sale of any securities of the Operating Partnership, (D) a stop transfer order shall be recorded in book entry form with respect to all OP Units included in the Performance Fee, and (E) a notation shall be made in the appropriate records of the Operating Partnership indicating that the OP Units included in the Performance Fee are subject to restrictions on Transfer.

(iv)              It also acknowledges that: (A the redemption of OP Units for, at the option of the Operating Partnership acting through Parent, shares of Parent Common Stock is subject to certain restrictions contained in the Partnership Agreement; and (B) the shares of Parent Common Stock which may be received upon such a redemption may, under certain circumstances, be restricted securities and be subject to limitations as to transfer, and therefore subject to the risks referred to in subsection (iii) above. Notwithstanding anything herein to the contrary, it acknowledges and agrees that it may not exercise the redemption rights (as defined in the Partnership Agreement) in respect of any OP Units included in the Performance Fee until after the date which is three hundred sixty five (365) days after the Revaluation Date.

Section 2.3              Expenses. Ready Capital will reimburse the Manager for all reasonable out-of-pocket costs and expenses incurred by the Manager or its Affiliates in connection with the performance of the Manager’s obligations under this Agreement (“Manager Expenses”). Ready Capital will reimburse the Manager for such Manager Expenses within thirty (30) days of Ready Capital’s receipt from the Manager of an itemized invoice (or such other reasonably detailed supporting documentation as the Parties may mutually agree upon) with respect to such Manager Expenses. The Manager will obtain Ready Capital’s prior written consent with respect to any individual, or group of related, Manager Expenses in excess of $5,000.

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ARTICLE III

CONFIDENTIALITY

Section 3.1              Confidentiality. The Manager shall, and” shall cause its Affiliates to, keep confidential and not disclose without the prior written consent of Ready Capital any information with respect to Ready Capital, the Operating Partnership or their respective Affiliates obtained during the course of the performance of the Manager’s obligations under this Agreement; provided that the Manager and its Affiliates may disclose any such information (a) as has become generally available to the public other than as a result of the breach of this Section 3.1 by the Manager or its Affiliates, and (b) to the extent necessary in order to comply with any law, order, regulation, ruling or governmental request applicable to the Manager or its Affiliates.

Section 3.2              Intellectual Property. Except as otherwise agreed by the Parties, all data, software, or other property or assets owned or created by or on behalf of Ready Capital and its Affiliates shall remain the sole and exclusive property and responsibility of Ready Capital and its Affiliates. Neither the Manager nor any of its Affiliates shall acquire any rights in any such data, software or other property or assets pursuant to this Agreement.

Section 3.3              Destruction of Information. Upon termination of this Agreement, the Manager shall promptly destroy (with such destruction promptly certified by the Manager in writing to Ready Capital) all of the material, inventory, data and other property of Ready Capital, the Operating Partnership and their Affiliates which are in the possession of the Manager or its Affiliates.

Section 3.4              Claims Made Insurance. For a period following six (6) years following the Closing, the Mosaic Entities shall maintain the existing insurance policies identified on Section 7.16 of the Mosaic Disclosure Schedules, with the Subject Companies continuing to be insureds (or additional insureds) under such policies; provided, that the Mosaic Entities may at any time obtain an extended reporting period tail insurance endorsement for such insurance policies for the balance of such six (6) year period.

ARTICLE IV

INDEMNIFICATION; LIMITATION OF LIABILITY

Section 4.1              Indemnification by the Manager.

(a)                The Manager shall indemnify, defend and hold harmless Ready Capital, the Operating Partnership and their respective Affiliates and their respective directors, officers, employees, agents and permitted assigns (each, an “Indemnified Party”) from and against all any and all damage, loss, liability, claim, costs, fees and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any administrative or judicial action, suit or proceeding whether involving a third-party claim or a claim solely between the parties hereto) (“Damages”) suffered or incurred by any Indemnified Party that (i) are finally judicially determined to have resulted from the gross negligence or willful misconduct of the Manager or any of its Affiliates, or (ii) relate to or are based upon any suit, claim or other legal proceeding brought by any Person (other than the Parties hereto) with respect to the compensation paid or payable to the Manager pursuant to the terms of this Agreement, including, without limitation, with respect to any such Person’s right or claim to any portion of such compensation. Aggregate claims by Indemnified Parties and maximum liability of the Manager for Damages hereunder shall be limited to twenty percent (20%) of the aggregate Services Fees and Performance Fees payable pursuant to this Agreement.

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(b)                If there occurs an event which an Indemnified Party believes, after learning of such event, that it is an indemnifiable event pursuant to this Section 4.1, such Indemnified Party shall provide reasonably prompt written notice to the Manager (in such capacity, the “Indemnifying Party”), of such event. If such event involves any claim or the commencement of any action or proceeding by a third-party Person, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice of such claim or the commencement of such action or proceeding. The written notice shall describe the claim, the amount thereof if known and quantifiable, and the basis therefor. Any unreasonable delay or failure by an Indemnified Party to so notify the Indemnifying Party shall only relieve the Indemnifying Party of its indemnification obligations hereunder to the extent, if at all, that the Indemnifying Party is actually and materially prejudiced by reason of such delay or failure. The Indemnifying Party shall be entitled to assume and control, with counsel of its choice, the defense of such matter at the Indemnifying Party’s sole cost and expense by sending written notice to the Indemnified Party of its election to do so within thirty (30) days after receiving written notice from the Indemnified Party. The Indemnified Party shall reasonably cooperate with the Indemnifying Party and its counsel in the defense against any such asserted claim; provided, that neither the Indemnified Party nor the Indemnifying Party shall be required pursuant to this Section 4.1(b) to disclose any privileged information or any attorney work product in connection with the defense of any such asserted claim. In any event, the Indemnified Party shall have the right to participate (but not control) in the defense of such asserted claim with separate counsel, if it desires, at its own expense, provided that if counsel of the Indemnified Party reasonably determines that joint representation of the Indemnifying Party and the Indemnified Party creates a conflict of interest, the Indemnified Party shall be entitled to retain separate counsel at the sole cost and expense of the Indemnifying Party; provided, that, in such event, the Indemnifying Party shall not be required to pay for more than one such separate counsel. Any settlement or compromise of such asserted claim by the Indemnifying Party shall require the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, conditioned or delayed, provided that no such consent shall be required as long as (i) it is solely a monetary settlement (that will be paid entirely by the Indemnifying Party) that provides a full release of the Indemnified Party with respect to such matter and does not contain an admission of liability on the part of the Indemnified Party and (ii) does not impose a negative consequence to the Indemnifying Party’s ongoing business activities that are unrelated to this Agreement. If the Indemnifying Party shall not have assumed the defense of such claim within the thirty (30) day period set forth above, the Indemnified Party may assume the defense of such claim with counsel of its choice and the Indemnifying Party shall be required to pay all reasonable costs and reasonable expenses incurred by the Indemnified Party in connection with such matter; provided, that in the event the Indemnified Party assumes control of the defense of any such claim as contemplated by this sentence, (A) the Indemnified Party shall not be permitted to settle or compromise any such claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed, and (B) the Indemnifying Party shall not be required to pay for more than one such counsel (plus one local counsel in each jurisdiction in which any actions are pending).

ARTICLE V

TERM AND TERMINATION

Section 5.1              Term and Termination of Services.

(a)                Term. This Agreement shall take effect on the Effective Date and shall automatically terminate on the first anniversary of the date hereof (the “Initial Term”); provided, however, that the Parties may mutually agree to extend the Initial Term for an unlimited number of successive one-year terms (each a “Renewal Term”). The Parties may terminate this Agreement prior to the expiration of the Initial Term or any Renewal Term pursuant to the terms of Section 5.1(b). The date of the termination of this Agreement is referred to herein as the “Termination Date.”

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(b)                Termination. Notwithstanding anything herein to the contrary, this Agreement may be terminated: (i) immediately upon the mutual written consent of the Parties; and (ii) by Ready Capital upon (1) a material breach of this Agreement by the Manager that is not cured within ninety (90) days after delivery of written notice of such breach from Ready Capital, with such termination to be effective upon the 90th day following delivery of such notice, (2) the Manager’s fraud, intentional misconduct or gross negligence, or (3) Ethan Penner ceasing to devote a majority of his business time to the management and operation of the Manager.

Section 5.2              Effect of Termination.

(a)       Services and Services Fees. Upon any termination of this Agreement, the Manager will not have any further obligation to provide any Services beyond the Termination Date and Ready Capital shall have no obligation to pay any further Services Fees to the Manager; provided, however, that promptly following any termination of this Agreement, Ready Capital shall pay to the Manager all accrued and unpaid Services Fees through the Termination Date to which the Manager is entitled pursuant to Section 2.1 hereof.

(b)       Performance Fee. No termination of this Agreement for any reason shall terminate or otherwise impact the Manager’s entitlement to receive the Performance Fee in accordance with the terms of Section 2.2 hereof, which shall survive any such termination until the payment of any Performance Fee due thereunder.

(c)       Manager Expenses. Promptly following any termination of this Agreement, Ready Capital shall reimburse for the Manager for all Manager Expenses with respect to which the Manager is entitled to reimbursement as of the Termination Date pursuant to Section 2.3 hereof.

Section 5.3               Article II (subject to the terms of Section 5.2), Article III, Article IV, this Article V and Article VI shall survive any termination of this Agreement.

ARTICLE VI

MISCELLANEOUS

Section 6.1              Further Assurances. Subject to the limitations or other provisions of this Agreement, each Party shall use commercially reasonable efforts (subject to, and in accordance with applicable law) to take promptly, or cause to be taken promptly, all actions, and to do promptly, or cause to be done promptly, and to assist and cooperate with the other Parties in doing, all things reasonably necessary, proper or advisable to carry out the intent and purposes of this Agreement, including using commercially reasonable efforts to perform all covenants and agreements herein applicable to such Party. Without limiting the generality of the foregoing, where the cooperation of third parties would be necessary in order for any Party hereto to completely fulfill its obligations under this Agreement, such Party shall use commercially reasonable efforts to cause such third parties to provide such cooperation.

Section 6.2              Amendments and Waivers.

(a)                This Agreement may not be amended, restated or otherwise modified except by an agreement in writing signed by all of the Parties.

(b)                Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party hereto entitled to the benefit thereof and any such waiver shall be validly and sufficiently given for the purposes of this Agreement if it is in writing signed by an authorized representative of such Party. No delay or failure in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy.

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Section 6.3              Entire Agreement. This Agreement, including all exhibits and schedules attached hereto, constitute the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior negotiations, agreements, commitments, writings, courses of dealing and understandings with respect to the subject matter hereof.

Section 6.4              Third-Party Beneficiaries. Subject to Article IV, this Agreement is solely for the benefit of the Parties and shall not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

Section 6.5              Notices. All notices, requests, permissions, waivers and other communications hereunder shall be provided in writing and shall be effective, valid and duly given and received if hand delivered or sent by overnight delivery service, by electronic mail, or by regular mail, postage prepaid, and properly addressed as follows:

If to Ready Capital:

Ready Capital Corporation

1251 Avenue of the Americas, 50th Floor

New York, NY 10020

Attn: Andrew Ahlborn

E-mail: aahlborn@waterfallam.com

With a copy to:

Alston & Bird LLP

90 Park Avenue

New York, New York 10016

Attn: Michael J. Kessler

E-mail: michael.kessler@alston.com

If to the Manager:

MREC Management, LLC

4500 Park Granada, Suite 204

Calabasas, CA 91302

Attn: Ethan Penner

E-mail: ep@mosaicrei.com

With a copy to:

Sheppard, Mullin, Richter & Hampton LLP

2099 Pennsylvania Avenue, N.W.

Suite 100

Washington, DC 20006-6801

Attn: Gregory S. Grigorian

E-mail: ggrigorian@sheppardmullin.com

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All notices and other communications required or permitted under this Agreement which are addressed as provided in this Section 6.5 if delivered personally or by overnight courier, shall be deemed given and received if (a) by first class mail on the fourth day after posting, (b) by electronic mail or personal delivery on the date of actual transmission to the extent received prior to 5:00 pm on a Business day (otherwise on the next Business day following the day such notice is delivered), in each case, with evidence of transmission acceptance or verification, or (as the case may be) personal or other delivery, and (c) by overnight delivery courier, on the next Business Day following the day such notice is delivered to the overnight delivery courier service.

Section 6.6              Counterparts; Electronic Delivery. This Agreement may be executed in multiple counterparts, each of which when executed shall be deemed to be an original, but all of which together shall constitute one and the same agreement. Execution and delivery of this Agreement or any other documents pursuant to this Agreement by electronic means shall be deemed to be, and shall have the same legal effect as, execution by an original signature and delivery in person.

Section 6.7              Severability. If any term or other provision of this Agreement is determined by a non-appealable decision by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to the parties hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the court, administrative agency or arbitrator shall interpret this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible. If any provision in this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Section 6.8              Assignment. The rights and obligations of each Party under this Agreement shall not be assignable, in whole or in part, directly or indirectly, whether by operation of law or otherwise, by such Party without the prior written consent of the other Parties hereto and any attempt to assign any rights or obligations under this Agreement without such consent shall be null and void. Notwithstanding the foregoing, the Manager shall have the right to assign its rights and obligations under this Agreement to an affiliate of the Manager controlled by or under common control with the Manager; provided, that no such assignment shall, without the written consent of Parent, relieve the Manager of any of its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

Section 6.9              Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Maryland, without regard to any conflicts of law provisions thereof that would result in the application of the laws of any other jurisdiction.

Section 6.10           Waiver. EACH PARTY TO THIS AGREEMENT WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

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Section 6.11           Remedies. The Parties agree that irreparable damage may occur in the event that any of the material provisions of this Agreement were not performed substantially in accordance with their specific terms or were otherwise breached, and that money damages or other legal remedies may not be an adequate remedy for any such damages. It is accordingly agreed that each Party (i) shall be entitled (A) to seek an injunction or injunctions from a court of competent jurisdiction to prevent breaches of this Agreement arising from gross negligence, or willful misconduct by the other Party, in the event that a Party is able, through commercially reasonable efforts, to perform its obligations under this Agreement but does not perform such obligations, and (B) to enforce specifically the terms and provisions of this Agreement related to such breaches, without bond or other security being required, this being in addition to any remedy to which they are entitled pursuant to this Agreement, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement, including the Services, and without that right, neither Party would have entered into this Agreement.

Section 6.12           Title and Headings. Titles and headings to Sections and Articles are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the date first set forth above.

READY CAPITAL CORPORATION

By:
Name:
Title:

SUTHERLAND PARTNERSHIP, LP

By: Ready Capital Corporation, as its General Partner

By:
Name:
Title:

MREC MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A

SERVICES

The Services shall primarily consist of:

●	Monitoring: providing continuous monitoring, oversight and management supervisory services to Ready Capital and its Affiliates over the investments compromising the Updated Covered Portfolio.

●	Advice: advising Ready Capital regarding (i) opportunities to syndicate (including, but not limited to, loan participations, joint ventures and co-investments), finance (including, but not limited to, loan-on-loan transactions and A-B note transactions), refinance, restructure or dispose of assets in the Updated Covered Portfolio, and (ii) the selection and engagement of independent contractors which provide investment banking, mortgage brokerage, securities brokerage, other financial services, due diligence services, underwriting review services, loan servicing, legal and accounting services, and other services as may be required.

●	Value Enhancement: Proposing and assisting with implementing strategic enhancement to the assets in the Updated Portfolio to seek to maximize value, protect principal, and seek to mitigate risk;

●	Meetings with Ready Capital Management: holding regular meetings with Ready Capital’s management to discuss business plan updates, construction progress, REOs, highest-risk/watchlist assets and capital markets progress.

●	Maintaining Borrower/Developer and Preferred Equity Relationships: obtaining regular business plan updates and construction progress and assessing and engaging with sponsors and developers to ensure Ready Capital has the most timely portfolio information.

●	Manage External Servicer and Draw Requests: surveilling the Updated Covered Portfolio and handling administrative tasks through regular servicing process, providing Ready Capital with complete draw packages at time of approval request, construction monitoring reports, draw summaries, photos of work completed, proof of payment to vendors and lien waivers.

●	Preservation/Enhancement of Zoning and Related Entitlements: maintaining the entitlement status of each property secured by or otherwise subject to the Updated Covered Portfolio through proactive monitoring and execution of any required filings and certifications to local governmental authorities.

●	Inspections: conducting inspections not less than quarterly for land and vacant REO and more frequently for construction projects and operating properties.

●	Liquidation Plans: preparing analysis regarding the disposition of each asset in the Updated Covered Portfolio, outlining budget, proposed timeline, and expected return, including the negotiation of broker agreements, review of marketing materials, negotiation of purchase contracts and closing oversight.

●	Administrative Cooperation: providing such assistance and cooperation as Ready Capital may reasonably request for the orderly administrative oversight of the Updated Covered Portfolio, including organization and electronic storage of all documents, records, materials, files and information with respect to each asset; provided, that to the extent Manager or its affiliates receive payments or correspondence from a borrower or owner of an asset, Manager shall promptly remit such funds or correspondence to Ready Capital.

●	Miscellaneous: performing such other acts and services relating to the foregoing as Ready Capital may reasonably request.

The Manager’s performance of the Services will be subject to the terms of Section 1.5(b).

Exhibit B-1 to

Interest Exchange Agreement

TRANSFER AND WAIVER AGREEMENT
(MREC)

THIS TRANSFER AND WAIVER AGREEMENT dated as of [●], 2022 (the “Closing”), is entered into by and among MREC Management, LLC, a Delaware limited liability company (the “Manager”), MREC Special Member, LLC, a Delaware limited liability company (“Special Member”), and Sutherland Partners, LP, a Delaware limited partnership (the “Operating Partnership”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the MREC LLC Agreement (as defined below).

RECITALS

A.                The Manager serves as the manager of Mosaic Real Estate Credit, LLC, a Delaware limited liability company (“MREC”).

B.                 MREC is governed by the fifth amended and restated limited liability company agreement of MREC dated as of January 1, 2021 (the “MREC LLC Agreement”).

C.                 The Special Member is an Incentive Member of MREC.

D.                Pursuant to that certain Merger Agreement, dated on or around the date hereof (the “Merger Agreement”), by and among Ready Capital Corporation, a Maryland corporation (“Parent”), the Operating Partnership, RC Mosaic Sub, LLC, a Delaware limited liability company and a subsidiary of the Operating Partnership (“Merger Sub”), the Manager, the Special Member, MREC, Mosaic Real Estate Credit TE, LLC, a Delaware limited liability company (“MREC TE”), Mosaic Real Estate Credit Offshore, LP, a Cayman Islands exempted limited partnership (“MREC Offshore” and together with MREC and MREC TE, the “Mosaic Fund Entities”) and certain other parties, it is intended that MREC, MREC TE and a subsidiary of MREC Offshore will merge with and into Merger Sub.

E.                 Contemporaneously with execution of the Merger Agreement, Parent, the Operating Partnership, the Manager, the Special Member and certain other parties are entering into an interest exchange agreement (the “Interest Exchange Agreement”), pursuant to which, among other things the Operating Partnership has agreed to issue the Manager Compensation (as defined in the Interest Exchange Agreement) to the Manager.

F.                  Pursuant to the Interest Exchange Agreement, it is a condition that, in consideration of receipt of the Manager Consideration, the Manager and Special Member will exchange their rights to any additional compensation from MREC (including the Incentive Distribution) for the MREC Exchange Consideration (as defined in the Interest Exchange Agreement) by executing this Transfer and Waiver Agreement (the “Exchange”).

AGREEMENT

NOW THEREFORE, the Manager and the Special Member hereby acknowledge and agree:

1.                  Exchange. The Manager and the Special Member hereby irrevocably, unconditionally and permanently exchange all rights, title and interests each may have in any and all compensation or other forms of distribution under the MREC LLC Agreement, including but not limited to distributions in respect of Capital Transaction Proceeds or on a Liquidity Event, and any Incentive Distribution, Tax Distributions and Subsidiary Incentive Distributions, but excluding the MREC Accrued Incentive Fee Amount (as defined in the Interest Exchange Agreement), for the MREC Exchange Consideration. The Manager acknowledges receipt of the MREC Exchange Consideration.

2.                  Waiver. By virtue of the Exchange and Manager’s receipt of the Manager Consideration (as defined in the Interest Exchange Agreement) and the Manager Closing Payments (as defined in the Interest Exchange Agreement), each of the Manager and the Special Member hereby irrevocably waives its right to receive payment of any other fees or expenses from MREC or any other Subject Company (as defined in the Merger Agreement) with respect to any period ending on or before the date hereof.

3.                  Ratification. Except for the specific waiver set forth herein, nothing herein shall be deemed to be a waiver or amendment of any covenant or agreement contained in the MREC LLC Agreement, and all such other covenants and agreements contained in the MREC LLC Agreement are hereby confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms.

4.                  Counterparts. This Transfer and Waiver Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same agreement. Execution and delivery of this Transfer and Waiver Agreement or any other documents pursuant to this Transfer and Waiver Agreement by electronic means shall be deemed to be, and shall have the same legal effect as, execution by an original signature and delivery in person.

5.                  Governing Law. This Transfer and Waiver Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to any conflicts of law provisions thereof that would result in the application of the laws of any other jurisdiction.

[Signature Page Follows]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Transfer and Waiver Agreement to be executed and delivered by its duly authorized representative effective as of the date first above written.

SUTHERLAND PARTNERS, LP

By: Ready Capital Corporation, its General Partner

By:
Name:
Title:

MREC MANAGEMENT, LLC

By:
Name:
Title:

MREC SPECIAL MEMBER, LLC

By:
Name:
Title:

ACKNOWLEDGED BY:

MOSAIC REAL ESTATE CREDIT, LLC,

a Delaware limited liability company

By: MREC Management, LLC, its Manager

By:

Name:

Title:

Exhibit B-2 to

Interest Exchange Agreement

TRANSFER AND WAIVER AGREEMENT
(MREC TE)

THIS TRANSFER AND WAIVER AGREEMENT dated as of [●], 2022 (the “Closing”), is entered into by and among MREC Management, LLC, a Delaware limited liability company (the “Manager”), MREC Special Member, LLC, a Delaware limited liability company (“Special Member”), and Sutherland Partners, LP, a Delaware limited partnership (the “Operating Partnership”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the MREC TE LLC Agreement (as defined below).

RECITALS

A.                The Manager serves as the manager of Mosaic Real Estate Credit TE, LLC, a Delaware limited liability company (“MREC TE”).

B.                 MREC TE is governed by the fourth amended and restated limited liability company agreement of MREC TE dated as of January 1, 2021 (the “MREC TE LLC Agreement”).

C.                 The Special Member is an Incentive Member of MREC TE.

D.                Pursuant to that certain Merger Agreement, dated on or around the date hereof (the “Merger Agreement”), by and among Ready Capital Corporation, a Maryland corporation (“Parent”), the Operating Partnership, RC Mosaic Sub, LLC, a Delaware limited liability company and a subsidiary of the Operating Partnership (“Merger Sub”), the Manager, the Special Member, MREC TE, Mosaic Real Estate Credit, LLC, a Delaware limited liability company (“MREC”), Mosaic Real Estate Credit Offshore, LP, a Cayman Islands exempted limited partnership (“MREC Offshore” and together with MREC and MREC TE, the “Mosaic Fund Entities”), and certain other parties, it is intended that MREC TE, MREC and a subsidiary of MREC Offshore will merge with and into Merger Sub.

E.                 Contemporaneously with execution of the Merger Agreement, Parent, the Operating Partnership, the Manager, the Special Member and certain other parties are entering into an interest exchange agreement (the “Interest Exchange Agreement”), pursuant to which, among other things the Operating Partnership has agreed to issue the Manager Compensation (as defined in the Interest Exchange Agreement) to the Manager.

F.                  Pursuant to the Interest Exchange Agreement, it is a condition that, in consideration of receipt of the Manager Consideration, the Manager and Special Member will exchange their rights to any additional compensation from MREC TE (including the Incentive Distribution) for the MREC TE Exchange Consideration (as defined in the Interest Exchange Agreement) by executing this Transfer and Waiver Agreement (the “Exchange”).

AGREEMENT

NOW THEREFORE, the Manager, the Special Member and the Operating Partnership hereby acknowledge and agree:

1.                  Exchange. The Manager and the Special Member hereby irrevocably, unconditionally and permanently exchange all rights, title and interests each may have in any and all compensation or other forms of distribution under the MREC TE LLC Agreement, including but not limited to distributions in respect of Capital Transaction Proceeds or on a Liquidity Event, and any Incentive Distribution, Tax Distributions and Subsidiary Incentive Distributions, but excluding the MREC TE Accrued Incentive Fee Amount (as defined in the Interest Exchange Agreement), for the MREC TE Exchange Consideration. The Manager acknowledges receipt of the MREC TE Exchange Consideration.

2.                  Waiver. By virtue of the Exchange and Manager’s receipt of the Manager Consideration (as defined in the Interest Exchange Agreement) and the Manager Closing Payments (as defined in the Interest Exchange Agreement), each of the Manager and the Special Member hereby irrevocably waives its right to receive payment of any other fees or expenses from MREC TE or any other Subject Company (as defined in the Merger Agreement) with respect to any period ending on or before the date hereof.

3.                  Ratification. Except for the specific waiver set forth herein, nothing herein shall be deemed to be a waiver or amendment of any covenant or agreement contained in the MREC TE LLC Agreement, and all such other covenants and agreements contained in the MREC TE LLC Agreement are hereby confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms.

4.                  Counterparts. This Transfer and Waiver Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same agreement. Execution and delivery of this Transfer and Waiver Agreement or any other documents pursuant to this Transfer and Waiver Agreement by electronic means shall be deemed to be, and shall have the same legal effect as, execution by an original signature and delivery in person.

5.                  Governing Law. This Transfer and Waiver Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to any conflicts of law provisions thereof that would result in the application of the laws of any other jurisdiction.

[Signature Page Follows]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Transfer and Waiver Agreement to be executed and delivered by its duly authorized representative effective as of the date first above written.

SUTHERLAND PARTNERS, LP

By: Ready Capital Corporation, its General Partner

By:
Name:
Title:

MREC MANAGEMENT, LLC

By:
Name:
Title:

MREC SPECIAL MEMBER, LLC

By:
Name:
Title:

ACKNOWLEDGED BY:

MOSAIC REAL ESTATE CREDIT TE, LLC,

a Delaware limited liability company

By: MREC Management, LLC, its Manager

By:

Name:

Title:

Exhibit B-3 to

Interest Exchange Agreement

TRANSFER AND WAIVER AGREEMENT
(MREC Offshore)

THIS TRANSFER AND WAIVER AGREEMENT dated as of [●], 2022 (the “Closing”), is entered into by and among MREC Management, LLC, a Delaware limited liability company registered as a foreign company in the Cayman Islands (the “Manager”), Mosaic Special Member, LLC, a Delaware limited liability company (“Special Member”), and Sutherland Partners, LP, a Delaware limited partnership (the “Operating Partnership”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the MREC Offshore LPA (as defined below).

RECITALS

A.                The Manager serves as the general partner of Mosaic Real Estate Credit Offshore, LP, a Cayman Islands exempted limited partnership (“MREC Offshore”).

B.                 MREC Offshore is governed by the fifth amended and restated limited partnership agreement of MREC Offshore dated as of January 1, 2021 (the “MREC Offshore LPA”).

C.                 The Special Member is an Incentive Partner in MREC Offshore.

D.                Pursuant to that certain Merger Agreement, dated on or around the date hereof (the “Merger Agreement”), by and among Ready Capital Corporation, a Maryland corporation (“Parent”), the Operating Partnership, RC Mosaic Sub, LLC, a subsidiary of the Operating Partnership (“Merger Sub”), the Manager, the Special Member, MREC Offshore, MREC International Incentive Split, L.P., a Delaware limited partnership and a subsidiary of MREC Offshore (“MREC IIS”), Mosaic Real Estate Credit, LLC, a Delaware limited liability company (“MREC”), Mosaic Real Estate Credit TE, LLC, a Delaware limited liability company (“MREC TE” and together with MREC and MREC Offshore, the “Mosaic Fund Entities”), and certain other parties, it is intended that MREC, MREC TE and MREC IIS will merge with and into Merger Sub.

E.                 Contemporaneously with execution of the Merger Agreement, Parent, the Operating Partnership, the Manager, the Special Member and Mr. Ethan Penner, a resident of the State of California, and certain other parties are entering into an interest exchange agreement (the “Interest Exchange Agreement”), pursuant to which, among other things the Operating Partnership has agreed to issue the Manager Consideration (as defined in the Interest Exchange Agreement) to the Manager.

F.                  Pursuant to the Interest Exchange Agreement, it is a condition that, in consideration of receipt of the Manager Consideration, the Manager and Special Member will exchange their rights to any additional compensation from MREC Offshore (including the Incentive Distribution) for the MREC IIS Exchange Consideration (as defined in the Interest Exchange Agreement) by executing this Transfer and Waiver Agreement (the “Exchange”).

AGREEMENT

NOW THEREFORE, the Manager, the Special Member and the Operating Partnership hereby acknowledge and agree:

1.                  Exchange. The Manager and the Special Member hereby irrevocably, unconditionally and permanently exchange all rights, title and interests each may have in any and all compensation or other forms of distribution under the limited partnership agreement of MREC IIS or the MREC Offshore LPA, including but not limited to distributions in respect of Capital Transaction Proceeds or on a Liquidity Event, and any Incentive Distribution, Tax Distributions and Subsidiary Incentive Distributions, but excluding the MREC IIS Accrued Incentive Fee Amount (as defined in the Interest Exchange Agreement), for the MREC IIS Exchange Consideration. The Manager acknowledges receipt of the MREC IIS Exchange Consideration.

2.                  Waiver. By virtue of the Exchange and Manager’s receipt of the Manager Consideration (as defined in the Interest Exchange Agreement) and the Manager Closing Payments (as defined in the Interest Exchange Agreement), each of the Manager and the Special Member hereby irrevocably waives its right to receive payment of any other fees or expenses from MREC IIS or any other Subject Company (as defined in the Merger Agreement) with respect to any period ending on or before the date hereof.

3.                  Ratification. Nothing herein shall be deemed to be a waiver or amendment of any covenant or agreement contained in the MREC Offshore LPA, and all such other covenants and agreements contained in the MREC Offshore LPA are hereby confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms.

4.                  Counterparts. This Transfer and Waiver Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same agreement. Execution and delivery of this Transfer and Waiver Agreement or any other documents pursuant to this Transfer and Waiver Agreement by electronic means shall be deemed to be, and shall have the same legal effect as, execution by an original signature and delivery in person.

5.                  Third Party Rights. A Limited Partner or other identifiable person who is not a party to this Transfer and Waiver Agreement may enforce any rights granted to it pursuant to this Transfer and Waiver Agreement in its own right as if it was a party to this Transfer and Waiver Agreement . Except as expressly provided in the foregoing sentence, a person who is not a party to this Transfer and Waiver Agreement shall not have any rights under the Contracts (Rights of Third Parties) Act, 2014 (as amended) to enforce any term of this Transfer and Waiver Agreement . Notwithstanding any term of this Transfer and Waiver Agreement , the consent of or notice to any person who is not a party to this Transfer and Waiver Agreement shall not be required for any termination, rescission or agreement to any variation, waiver, assignment, novation, release or settlement under this Transfer and Waiver Agreement at any time

6.                  Governing Law. This Transfer and Waiver Agreement shall be governed by and construed in accordance with the laws of the Cayman Islands, without regard to principles of conflicts of law.

[Signature Page Follows]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Transfer and Waiver Agreement to be executed and delivered as a deed by its duly authorized representative effective as of the date first above written.

SUTHERLAND PARTNERS, LP

By: Ready Capital Corporation, its General Partner

By:
Name:
Title:

MREC MANAGEMENT, LLC, a Delaware limited liability company

By:
Name:
Title:

MOSAIC SPECIAL MEMBER, LLC

By: MREC Management, LLC, its Manager

By:
Name:
Title:

ACKNOWLEDGED BY:

MOSAIC REAL ESTATE CREDIT OFFSHORE, LP,

a Cayman Islands exempted limited partnership

By: MREC Management, LLC, its General Partner

By:

Name:

Title:

EXHIBIT C

Transitional Services

Transition Services shall include Manager’s use of certain office space, conference rooms, secretarial support, access to telephone, printer, internet (wired and WiFi), access to the kitchen, reasonable access to conference room and conference room amenities, and access and use of common areas within the office suite located at 4500 Park Granada, Suite 204, Calabasas, California 91302 (the “Office”), in each case sufficient to support up to five (5) owners, employees, agents or contractors of Manager. Manager shall be entitled to parking access to the Office for up to 5 persons per month. Further, Parent shall provide such services as may be reasonably necessary to transfer ownership and control of the Covered Portfolio to Merger Sub, including, but not limited to, the transfer of electronic and hard copy files and the recordation of any document necessary to effectuate such transfer, and to provide ongoing, customary reporting to Manager in respect of the Covered Portfolio.